                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         MICHAEL ANTHONY JEWELERS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

May 16, 2003

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Michael Anthony Jewelers, Inc. to be held at 10:00 A.M. on Monday, June 16, 2003 at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York 10550.

You will be asked at the meeting to approve the election of two directors constituting Class 1 of the board of directors, to approve Michael Anthony's 2003 Long Term Incentive Plan, to approve Michael Anthony's 2003 Non-Employee Director's Stock Option Plan and to ratify the appointment of BDO Seidman, LLP as Michael Anthony's independent certified public accountants for the fiscal year ending January 3, 2004.

Management will report on Michael Anthony's affairs and a discussion period will be held for questions and comments.

The board of directors appreciates and encourages stockholder participation in Michael Anthony's affairs. Whether or not you plan to attend the meeting, it is important that your shares be represented. Accordingly, please sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Thank you for your cooperation.

Very truly yours,

Michael W. Paolercio
Co-Chairman of the Board and
Chief Executive Officer

                         MICHAEL ANTHONY JEWELERS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                          Mount Vernon, New York
                                                          May 16, 2003

         The annual meeting of the stockholders of Michael Anthony Jewelers, Inc. will be held at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York on Monday, June 16, 2003, at 10:00 A.M. for the following purposes:

         1. To elect two (2) directors to Class 1 of the board of directors to serve until 2006 or until their successors are duly elected and take office.

         2. The approval of the 2003 Michael Anthony Long Term Incentive Plan.

         3. The approval of the 2003 Michael Anthony Non-Employee Director's Stock Option Plan.

         4. Ratification of the appointment of BDO Seidman, LLP as Michael Anthony's independent certified public accountants for the fiscal year ended January 3, 2004.

         5. To transact any other business which may properly come before the meeting.

         Stockholders of record at the close of business on May 1, 2003, will be entitled to notice of and to vote at the meeting.

         Stockholders who are unable to attend the meeting in person are requested to complete, date and return the enclosed form of proxy in the postage paid envelope provided. No postage is required if mailed in the United States.

                                           Michael Wager
                                           Secretary

                             YOUR VOTE IS IMPORTANT

           YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY
        SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                         MICHAEL ANTHONY JEWELERS, INC.

                          115 South MacQuesten Parkway
                          Mount Vernon, New York 10550

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies on behalf of the board of directors of Michael Anthony Jewelers, Inc. for use at the annual meeting of stockholders to be held on Monday, June 16, 2003, at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York at 10:00 a.m., local time, and at any adjournment or postponement of the meeting. This statement and the accompanying proxy, together with our annual report to stockholders for the fiscal year ended February 1, 2003, are being mailed to stockholders on or about May 16, 2003. Proxies will be solicited primarily by mail, but our employees may make additional solicitation. All solicitation expenses, including the costs of preparing, assembling and mailing the proxy materials, will be paid for by Michael Anthony.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, approval of the Long Term Incentive Plan, approval of the Non-Employee Director's Stock Option Plan, and to ratify the appointment of BDO Seidman, LLP as independent certified public accountants. In addition, management will report on our performance during fiscal 2003 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, May 1, 2003, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration will begin at 9:00 a.m.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the common stock outstanding on May 1, 2003, will constitute a quorum, permitting the company to conduct its business at the meeting. As of the record date, 8,385,747 shares of common stock were issued of which 2,140,849 were treasury stock. Therefore, as of the record date, 6,244,898 shares are outstanding for quorum purposes. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to American Stock Transfer, our transfer agent and registrar, it will be voted as you instruct on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or you may vote in person.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Michael Anthony either a notice of revocation or a duly executed proxy bearing a later date. If you vote in person at the meeting, your proxy will be revoked. However, attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. In summary, the board recommends a vote:

     -   FOR election of the nominated slate of directors (see pages 7);

     - FOR approval of the 2003 Michael Anthony Long Term Incentive Plan (see page 11);

     - FOR approval of the 2003 Michael Anthony Non-Employee Director's Stock Option Plan (see page 16); and

     - FOR ratification of the appointment of BDO Seidman, LLP as Michael Anthony's independent certified public accountants (see page 20).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors, or if no recommendation is given, using their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         - Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

         - Other Items. For each other item, including the stockholder proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the annual meeting, two directors for Class 1 of the board of directors are to be elected for three-year terms expiring in 2006 or until their successors are duly elected and take office. Michael A. Paolercio, currently a Class 1 director, has chosen not to stand for re-election. Unless otherwise specified, the enclosed proxy will be voted FOR each of the nominees named below. All of the nominees are currently serving as directors of Michael Anthony. In the event any nominee is unable to serve as a director, the shares represented by a proxy will be voted for the person, if any, who is designated by the board of directors to replace the nominee. The board of directors has no reason to believe that any of the nominees will be unable to serve if elected.

         In the event that a vacancy may occur during the term of a director, such vacancy may be filled by the board of directors for the remainder of the full term. The directors will be elected by a plurality of the votes cast at the meeting.

         Directors who are not salaried officers of Michael Anthony receive (a) $2,000 per board meeting attended (or committee meeting if held on a separate day from a board meeting) in person or $1,000 per board meeting attended (or committee meeting if held on a separate day from a board meeting) by telephone conference, up to an aggregate of $15,000 per fiscal year, (b) a stock option awarded under Michael Anthony's 2003 Non-Employee Director's Plan for 5,000 shares of Michael Anthony's common stock on the date of their election to the Board, (c) a stock option awarded under Michael Anthony's 2003 Non-Employee Director's Plan for 5,000 shares of Michael Anthony's common stock on each anniversary date of their election to the board, and (d) an annual award of shares of Michael Anthony's common stock worth $5,000 on the date of Michael Anthony's annual meeting of stockholders. The non-employee director stock option awards are not to exceed a maximum of options to acquire 100,000 shares of common stock per non-employee director for so long as a non-employee director remains on the board. In 1999, the compensation committee determined that Michael Anthony should adopt a Change of Control Plan for Non-Employee Directors. The plan provides for payment of the sum of the Non-Employee Director's regular compensation at the rate in effect at the time of the change of control. The payment is triggered upon (1) a change of control that is not approved by the board or (2) a change of control, which is approved by the board, and the services of the Director are terminated within 12 months of the change of control.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                 EACH NOMINATED DIRECTOR DESIGNATED ON THE PROXY

         The nominees and continuing directors, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

NOMINEES FOR DIRECTORS

                                     CLASS 1
                           FOR A TERM EXPIRING IN 2006

                                  HAS SERVED AS                        PRINCIPAL OCCUPATION
    NAME              AGE         DIRECTOR SINCE                      AND BUSINESS EXPERIENCE
    ----              ---         --------------                      -----------------------
Michael               51               1988                Mr. Wager has been Chairman and Chief
Wager                                                      Executive Officer of JRM Group LLC, an
(1)(2)(3)                                                  investor in, and operator of, quick service
                                                           restaurant (QSR) concepts since December 2001.
                                                           From March 2000 to December 2001, he held
                                                           several executive positions at Navidec, Inc.
                                                           (NMS:NVDC), most recently serving as President
                                                           and Chief Operating Officer. From 1989 through
                                                           2000, Mr. Wager was a partner of Benesch,
                                                           Friedlander, Coplan & Aronoff LLP, and special
                                                           counsel to the Company. Through April 2001 he
                                                           was affiliated with the Firm. He has been
                                                           Secretary of Michael Anthony since November
                                                           1998.

Claudia               43               2001                Ms. Hollingsworth has been President of
Hollingsworth                                              Michael Anthony since March 4, 2002. From
                                                           November 2001 to January 2002, she was Chief
                                                           Customer Officer of M.Z. Berger & Co., Inc.,
                                                           From 1989 to November 2001; she held several
                                                           senior management positions at OroAmerica. Ms.
                                                           Hollingsworth has been a director of Michael
                                                           Anthony since November 2001.

CONTINUING DIRECTORS

                                     CLASS 2
                              TERM EXPIRES IN 2004

                                  HAS SERVED AS                        PRINCIPAL OCCUPATION
    NAME              AGE         DIRECTOR SINCE                      AND BUSINESS EXPERIENCE
    ----              ---         --------------                      -----------------------
Michael W.            52               1977                Mr. Paolercio has been Co-Chairman of the
Paolercio (1)                                              Board of Michael Anthony since 1986. He has
                                                           been Chief Executive Officer of Michael
                                                           Anthony (or its predecessor) since 1977. He
                                                           has also been President of Michael Anthony
                                                           from 1977 to 1993. Michael W. Paolercio is
                                                           Anthony Paolercio's brother, Michael A.
                                                           Paolercio's cousin and is married to Michelle
                                                           Light, an executive officer of Michael
                                                           Anthony. Mr. Paolercio is also Nathan Light's
                                                           son-in- law.

Allan Corn            59               1989                Since 1990, Mr. Corn has been Senior Vice
                                                           President of Michael Anthony and, since 1988,
                                                           he has been Chief Financial Officer of Michael
                                                           Anthony. From 1987 to 1988, Mr. Corn was Vice
                                                           President and Controller of Michael Anthony.

David S. Harris       43               1995                Mr. Harris is a Senior Advisor with Morgan
(2)(3)                                                     Joseph & Co, an investment banking firm
                                                           servicing middle market companies. He is also
                                                           President of Grant Capital, Inc., a private
                                                           investment company. Prior to December 2001 he
                                                           was a Managing Director at ABN AMRO
                                                           Securities, Inc., ING Barings LLC and its
                                                           predecessor firm, Furman Selz LLC, since 1990.
                                                           ING Barings had been engaged by Michael
                                                           Anthony to provide financial advisory services
                                                           during the 2001 fiscal year.

                                     CLASS 3
                              TERM EXPIRES IN 2005

                                  HAS SERVED AS                         PRINCIPAL OCCUPATION
    NAME              AGE         DIRECTOR SINCE                     DURING THE PAST FIVE YEARS
    ----              ---         --------------                     --------------------------
Anthony               50               1977                Mr. Paolercio has been Co-Chairman of the
Paolercio, Jr.                                             Board since 1986. He has been Chief Operating
                                                           Officer of Michael Anthony since 1997. He
                                                           served as President from October 1997 to March
                                                           2002 and Executive Vice President from 1986 to
                                                           1997. Mr. Paolercio was Chief Operating
                                                           Officer of Michael Anthony (or its
                                                           predecessor) from 1977 to 1993. Anthony
                                                           Paolercio is Michael W. Paolercio's brother
                                                           and Michael A. Paolercio's cousin.

Nathan R. Light       68               1998                Since May 1999, Mr. Light has been Chairman
(1)                                                        and Chief Executive Officer of National
                                                           Electronics Warranty Company. From October
                                                           1998 to May 1999, he was President of National
                                                           Electronics Warranty Company, Jewelry
                                                           Division. From 1996 to 1998, he was the
                                                           founder and Chairman of LDC Group, Inc. the
                                                           operator of the Only Diamonds retail chain.
                                                           From 1977 to 1995, Mr. Light was Chairman and
                                                           Chief Executive Officer of Sterling, Inc., one
                                                           of the nation's largest jewelry retailers. Mr.
                                                           Light is Michelle Light's father and Michael
                                                           W. Paolercio's father-in- law.

Barry Scheckner       53               1999                Mr. Scheckner has been an independent
(2)(3)                                                     consultant to retailers and manufacturers
                                                           since June 1999. From December 1988 to May
                                                           1999 he was Senior Vice President and Chief
                                                           Financial Officer of Finlay Fine Jewelry.

--------------------
(1) Member of Nominating Committee

(2) Member of Audit Committee

(3) Member of Compensation Committee

         The following person serves as an executive officer of Michael Anthony in addition to certain of the persons set forth above:

         - Michelle Light, age 44, has been Executive Vice President since October, 1997, and previously served as (a) Senior Vice President of Sales and Marketing from March 1993 until October 1997 and (b) Senior Vice President of Merchandising from 1991 until March 1993. Prior to joining Michael Anthony, Ms. Light was employed by Jan Bell Marketing, Inc. from 1984 until 1991 and served as Jan Bell's Senior Vice President of Merchandising from 1988 until 1991. Ms. Light is married to Michael W. Paolercio and is the daughter of Nathan Light.

         The board of directors has an audit committee, consisting of Mr. Scheckner, Mr. Harris and Mr. Wager. The committee met four times during the 2003 fiscal year. Each of the directors of the audit committee was independent during the fiscal 2003 year within the meaning of section 121(A) of the American Stock Exchange Listing Standards. The primary functions of the audit committee are to provide assistance to the board of directors in fulfilling its responsibilities related to corporate accounting and reporting practices and to maintain a direct line of communication among directors, Michael Anthony's internal accounting staff and independent certified public accountants. In addition, the audit committee approves the professional services provided by the independent certified public accountants of Michael Anthony prior to the performance of such services and considers the range of audit fees. The Company recently adopted a new written charter that is included in this Proxy Statement.

         The board of directors also has a compensation committee consisting of Mr. Wager, Mr. Scheckner and Mr. Harris. The committee met three times during the 2003 fiscal year. The primary functions of the compensation committee are to provide assistance to the board of directors in assessing and approving the compensation of Michael Anthony's officers. The compensation committee also administers Michael Anthony's 1993 Long Term Incentive Plan.

         The board of directors has a nominating committee, consisting of Michael W. Paolercio, Nathan R. Light and Michael Wager, which did not meet during the 2003 fiscal year. The primary functions of the nominating committee are to make nominations to fill vacancies on the board or a committee of the board. The nominating committee will consider nominees recommended by stockholders, if the nominations are submitted in writing on a timely basis and the nominee has agreed in writing to serve, if elected.

         During the 2003 fiscal year, the board of directors had four meetings and each director attended at least 75% of the aggregate number of meetings of the board of directors and standing committees on which he served.

                                   PROPOSAL 2
          APPROVAL OF THE MICHAEL ANTHONY 2003 LONG TERM INCENTIVE PLAN

GENERAL

         On April 11, 2003, the Board of Directors of the Company adopted the Company's 2003 Long-Term Incentive Plan (the "2003 Incentive Plan"). The 2003 Incentive Plan is subject to approval by the Company's stockholders. The 2003 Incentive Plan replaces the Company's 1993 Long-Term Incentive Plan (the "1993 Incentive Plan") which expired by its terms on April 22, 2003. No further grants of Awards will be made under the 1993 Incentive Plan after such date.

         The 2003 Incentive Plan is intended to encourage ownership of the Company's Common Stock by officers and other key employees of the Company, to encourage their continued employment with the Company and to provide them with additional incentives to promote the success of the Company. As of May 1, 2003, seven officers and approximately forty employees were eligible to participate in the 2003 Incentive Plan.

         The complete text of the 2003 Incentive Plan is attached as Exhibits A to this Proxy Statement. The following summary of the 2003 Incentive Plan does not purport to be complete and is qualified in its entirety by reference to Exhibit A.

ADMINISTRATION

         The 2003 Incentive Plan authorizes the grant to officers and key employees of awards ("Awards") consisting of "incentive stock options," as that term is defined under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Tax Code"), non-qualified stock options, reload options, restricted stock awards, stock bonus awards and performance plan awards. There are 650,000 shares of Common Stock available for granting Awards under the 2003 Incentive Plan. The Compensation Committee of the Board of Directors (the "Committee") administers the 2003 Incentive Plan and has sole discretion to determine those employees to whom Awards will be granted, the number of Awards granted, the provisions applicable to each Award and the time periods during which Awards may be exercisable.

OPTION AWARDS

         The Committee may grant incentive stock options, non-qualified stock options, or a combination of the two. In addition, the Committee may grant reload options. A reload option is an option (either an incentive or non-qualified stock option) granted to an employee who has exercised an outstanding option ("Exercised Option") to purchase a number of shares of Common Stock equal to the number of shares of Common Stock transferred to the Company upon exercise of the Exercised Option, on terms substantially identical to those of the Exercised

Option, except that the exercise price is equal to the fair market value of the shares subject to the reload option on the date the reload option is granted.

         The exercise price of each incentive stock option may not be less than the fair market value of the Common Stock at the date of grant. Under the 2003 Incentive Plan, fair market value is generally the closing price of the Common Stock on the AMEX on the last business day prior to the date on which the value is to be determined. Unless the Committee determines otherwise, the option price per share of any non-qualified stock option shall be the fair market value of the shares of Common Stock on the date the option is granted. The exercise price of each incentive stock option granted to any stockholder possessing more than 10% of the combined voting power of all classes of capital stock of the Company, or, if applicable, a parent or subsidiary of the Company, on the date of grant must not be less than 110% of the fair market value on that date, and no such option may be exercisable more than five years after the date of grant.

         Options granted will be exercisable for a term of not more than ten years from the date of grant. In addition, no employee may be granted an incentive stock option to the extent the aggregate fair market value, as of the date of grant, of the stock with respect to which incentive stock options are first exercisable by such employee during any calendar year exceeds $100,000.

RESTRICTED STOCK AWARDS

         Restricted stock awards are rights granted by the Committee to receive shares of Common Stock subject to forfeiture and other restrictions determined by the Committee. Until the restrictions with respect to any restricted stock award lapse, the shares will be held by the Company and may not be sold or otherwise transferred by the employee. Except as otherwise determined by the Committee, until the restrictions lapse, the shares will be forfeited if the employee's employment is terminated for any reason other than death, disability, retirement, the employee's attainment of 65 years of age, "good reason" if by the employee or other than for "cause" if by the Company. Except as otherwise determined by the Committee, all restrictions shall lapse upon the earliest of the death, disability or retirement of the recipient employee, or the employee's attainment of 65 years of age. Unless the Committee determines otherwise, one-third of the shares subject to a restricted stock award shall vest on each anniversary of the date of grant or, if earlier, all shares shall vest upon the termination of the recipient employee's employment with the Company for "good reason" if by the employee or other than for "cause" if by the Company. Restricted stock awards may be granted in tandem with an option or on a stand alone basis. The Committee may require the employees to pay the Company an amount equal to the aggregate par value of the shares of Common Stock to be issued.

STOCK BONUS AWARDS

         Stock bonus awards may be granted on such terms as the Committee may determine. The Committee may require the employee to pay the Company an amount equal to the aggregate par value of the shares of Common Stock to be issued.

PERFORMANCE PLAN AWARDS

         Performance plan awards may be granted in such form as the Committee may approve. These awards may include the grant of options, restricted stock awards, stock bonus awards or units (payable in cash or shares) and are subject to the achievement, in whole or in part, of certain performance criteria over a designated performance period specified by the Committee. Performance plan awards may be granted alone, in addition to, or in tandem with other Awards under the 2003 Incentive Plan.

         The Committee, in its sole discretion, may provide that the Company will make cash payments to an employee who receives an Award in an amount equal to the aggregate amount of federal, state and local income and/or excise taxes which such employee would be required to pay as a result of the receipt of shares of Common Stock pursuant to any Award (other than an incentive stock option).

ADJUSTMENTS IN CAPITALIZATION AND CHANGE IN CONTROL

         Awards granted under the 2003 Incentive Plan will be subject to adjustment upon a recapitalization, stock split, stock dividend, merger, reorganization, liquidation, extraordinary dividend, or other similar event affecting the Common Stock. An Award will not be transferable, other than by will or the laws of descent and distribution or, in certain circumstances, pursuant to a qualified domestic relations order, and an Award may be exercised, during the lifetime of the holder of the Award, only by the holder, or the holder's personal representative in the event of disability.

         In the case of an unusual corporate event such as a liquidation, merger, reorganization (other than those defined by Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code")) or other business combination, acquisition or change of control of the Company through tender offer or otherwise, the Board of Directors may, on a case by case basis, terminate any Awards upon the later of the consummation of the unusual corporate event or the 30th day after receipt of notice from the Company of the termination.

AMENDMENT OR TERMINATION OF THE 2003 INCENTIVE PLAN

         The 2003 Incentive Plan will terminate on April 11, 2013, and Awards will not be granted under the 2003 Incentive Plan after that date although the terms of any Award may be amended in accordance with the 2003 Incentive Plan at any date prior to the end of the term of such Award. Any Awards outstanding at the time of termination of the 2003 Incentive Plan will continue in full force and effect according to the terms and conditions of the Award and the 2003 Incentive Plan.

         The 2003 Incentive Plan may be amended by the Board of Directors, provided that stockholder approval will be necessary as required under Section 422 of the Tax Code or Rule 16b-3, and the rules of any exchange on which the Company's shares are listed, and provided further that no amendment may impair any rights of any holder of an Award previously granted under the 2003 Incentive Plan without the holder's consent.

2003 INCENTIVE PLAN BENEFITS

         No grants under the 2003 Incentive Plan have been made. It is not possible at the present time to predict the number of grants that will be made or who will receive grants under the 2003 Incentive Plan.

         The federal income tax consequences to the Company and participants in the 2003 Incentive Plan of the grant and the exercise of Awards under currently applicable provisions of the Tax Code are as described below.

FEDERAL INCOME TAX CONSEQUENCES - NON-QUALIFIED STOCK OPTIONS

         The issuance of a non-qualified stock option under the 2003 Incentive Plan will not result in any taxable income to the recipient employee or a tax deduction to the Company at the time of grant. Generally, an employee to whom a non-qualified stock option has been granted will recognize ordinary income at the time the employee exercises the option and receives shares of Common Stock in an amount equal to the excess of the fair market value of such shares on the date of exercise over the option price.

         Notwithstanding the foregoing, upon the exercise of a non-qualified stock option by a person subject to Section 16 of the Exchange Act ("Section 16"), the acquisition date of the shares of Common Stock for federal income tax purposes and the time of recognition of income will be postponed as long as the sale of the shares of Common Stock could subject the person to suit under the "short swing profit" provisions of Section 16, unless such person elects to be taxed on the date of exercise. Furthermore, the amount of income recognized by the recipient employee will be the excess of the fair market value of such shares of Common Stock at the end of the postponement period (rather than at the date of exercise) over the option price.

         The Company is entitled to a tax deduction corresponding to the amount of income recognized by the employee as a result of the exercise of a non-qualified stock option for the year in which the employee recognizes such income for federal income tax purposes.

FEDERAL INCOME TAX CONSEQUENCES-INCENTIVE STOCK OPTIONS

         Neither the receipt nor exercise of an incentive stock option is a taxable event to the employee, and if the recipient employee does not dispose of the shares of Common Stock acquired under an incentive stock option prior to the expiration of the requisite holding periods described below, any gain resulting from the sale of such shares will be long-term capital gain. In such case, the Company would not be entitled to any tax deduction with respect to the grant or exercise of the option. The difference between the fair market value of the shares of the Common Stock on the date of exercise and the option price is a tax preference item which may cause the employee to incur an alternative minimum tax in the year of exercise. The minimum statutory holding periods are two years from the date the option is granted and one year from the date the employee receives his shares of Common Stock pursuant to the exercise of the incentive stock option. The statutory holding period for incentive stock options is waived in the event of the employee's death.

         If the shares of Common Stock are disposed of before the end of either of such statutory holding periods (a "disqualifying disposition"), the lesser of
(i) the difference between the option price and the fair market value of such shares on the date of exercise, or (ii) the total amount of gain realized on the sale must be reported by the employee as ordinary income and the Company would be entitled to a tax deduction in that amount. The remaining gain, if any, would be taxed to the employee as capital gain.

         Notwithstanding the foregoing, if the employee is subject to Section 16 at the time of a disqualifying disposition, the acquisition date of the shares and the time of recognition of income will be postponed as long as the sale of shares could subject the employee to suit for "short swing profit", unless he elects to be taxed immediately. In addition, the amount of income recognized will be the lesser of (i) the difference between the option price and the fair market value of such shares at the end of the postponement period (rather than at the date of exercise), or the total amount of gain realized on the sale. (See "Federal Income Tax Consequences-Non-Qualified Stock Options" for a discussion of options and Section 16.)

FEDERAL INCOME TAX CONSEQUENCES-RESTRICTED STOCK AWARDS AND STOCK BONUS AWARDS

         Generally, an employee to whom a restricted stock or stock bonus award is made will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the employee for such Common Stock, and such amount will then be deductible for federal income tax purposes by the Company. For tax purposes, in addition to other restrictions, the Common Stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the employee to suit under the "short swing profit" provisions of Section 16. Alternatively, if the recipient of a restricted stock or stock bonus award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the employee for such Common Stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the Common Stock included in a restricted stock or stock bonus award, the employee will not be entitled to any deduction except to the extent the employee paid for such Common Stock. Upon a sale of the Common Stock included in the restricted stock or stock bonus award, the employee will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the employee's tax basis for such shares of Common Stock.

FEDERAL INCOME TAX CONSEQUENCES - PERFORMANCE PLAN AWARDS

         The federal income tax consequences and Section 16 restrictions will generally be the same for performance plan awards as the underlying grant of options, restricted stock awards, or stock bonus awards. A recipient of units payable in cash or shares of Common Stock will generally recognize ordinary income for federal income tax purposes in an amount equal to the amount of cash and/or the then fair market value of the shares of Common Stock received, in the tax year in which received, and the Company will normally be entitled to a tax deduction for an equivalent amount for the same year. However, if a Section 16 person receives shares of Common Stock upon the exercise of a unit, the acquisition date of the shares of Common Stock for federal income tax purposes, and the time and measurement of recognition of income, will be postponed as long as a sale of the shares of Common Stock could subject the employee to suit under the "short swing profit" provisions of Section 16, unless the employee elects to be taxed on the date he receives the shares.

FEDERAL INCOME TAX CONSEQUENCES-CASH GROSS-UP PAYMENTS

         Any cash payment received in conjunction with an Award under the 2003 Incentive Plan will be taxed to the employee as ordinary income at the time he receives it, and the Company will be entitled, subject to the limitations of
Section 280G of the Tax Code, to a corresponding tax deduction at such time.

         The Proposal to approve the 2003 Incentive Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                      APPROVAL OF THE 2003 INCENTIVE PLAN.

                                   PROPOSAL 3
  APPROVAL OF THE MICHAEL ANTHONY 2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

GENERAL

         On April 11, 2003, the Board of Directors of the Company adopted the 2003 Non-Employee Directors' Stock Option Plan (the "2003 Directors' Plan"), subject to approval by the stockholders of the Company. This 2003 Directors' Plan replaces the 1993 Non-Employee Directors' Stock Option Plan (the "1993 Directors' Plan") which expired by its terms on April 22, 2003. No options will be granted to non-employee directors of the Company after such date under the 1993 Directors' Plan.

         The 2003 Directors' Plan is intended to encourage non-employee directors of the Company to acquire or increase their ownership of Common Stock of the Company on reasonable terms, and to foster a strong incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries. The 2003 Directors' Plan provides for the granting of non-qualified stock options to purchase an aggregate of 150,000 shares of the Common Stock to current and future non-employee directors of the Company. As of April 7, 2003, the non-employee directors eligible to receive stock options under the 2003 Directors' Plan were Michael Wager, David Harris, Nathan Light and Barry Scheckner.

         The complete text of the 2003 Directors' Plan is attached as Exhibit B to this Proxy Statement. The following summary is qualified in its entirety by reference to Exhibit B.

OPTION GRANTS

         Each of the directors on April 11, 2003 identified above as being eligible to receive stock options under the 2003 Directors' Plan will be entitled to receive an option to purchase 5,000 shares of Common Stock on the anniversary date of his joining the Board of Directors and on each anniversary thereafter as long as he still is a director on such date. Each director who joins the Board of Directors after the 2003 Directors' Plan was originally adopted will be granted an option, on the first day of his term, to purchase 5,000 shares of Common Stock. On each anniversary of that date, such director, if he is still a director on such date, will be granted an Option to purchase 5,000 shares of Common Stock. If the number of shares available to grant under the 2003 Directors' Plan on a scheduled date of grant is insufficient to make all the grants, then each eligible director will receive an option to purchase a pro rata number of the available shares. No director shall receive options to acquire, in the aggregate, more than 100,000 shares of Common Stock in the aggregate under the 2003 Directors' Plan and/or the 1993 Directors' Plan.

         The option price per share for grants will be the fair market value of the shares of Common Stock on the date of grant. Under the 2003 Directors' Plan fair market value is generally the closing price of the Common Stock on the AMEX on the last business day prior to the date on which the value is to be determined.

         The options granted under the 2003 Directors' Plan will be exercisable for a term of five years from the date of grant, subject to earlier termination, and may be exercised as follows: 1/3 after one year from the date of grant, 2/3 after two years from the date of grant and 100% after three years from the date of grant.

STOCK GRANTS

         Each of the non-employee Director's shall also be entitled to receive a stock bonus award on the date of the annual meeting of stockholders. Such grant shall be that number of shares having a fair market value equal to $5,000 on the date of grant. No fractional shares will be issued to such Directors. The Directors will be required to pay the par value of the shares granted. Each of Messrs. Wager, Harris, Light and Scheckner will be entitled to a grant on the date of the meeting held June 16, 2003 if the Directors' Plan is approved. The number of shares to be granted will be determined based on the fair market value of the Company's Common Stock on the date of grant. Under the Directors' Plan fair market value is generally the closing price of the Common Stock on the AMEX on the last business day prior to the date on which value is to be determined.

ACCELERATION OF VESTING

         In the event that a director ceases to be a member of the Board of Directors (other than by reason of death or disability), an option may be exercised by the director (to the extent the director was entitled to do so at the time he ceased to be a member of the Board of Directors) at any time within three months after he ceases to be a member of the Board of Directors, but not beyond the term of the option. If the director dies or becomes disabled while he is a member of the Board of Directors, an option may be exercised in full by a legatee of the director under his will, or by him or his personal representative or distributees, as the case may be, at any time within six months after his death or disability, but not beyond the term of the option. If the director dies within three months after he ceases to be a member of the Board of Directors, an option may be exercised (to the extent the director was entitled to do so at the time he ceased to be a member of the Board of Directors) by a legatee of the director under his will, or by his personal representative or distributees, as the case may be, at any time within six months after his death, but not beyond the term of the option.

ADJUSTMENTS IN CAPITALIZATION AND CHANGE IN CONTROL

         Options granted under the 2003 Directors' Plan will be subject to adjustment upon a recapitalization, stock split, stock dividend, merger, reorganization, liquidation, extraordinary dividend, or other similar event affecting the Common Stock. Options will not be transferable other than by will or pursuant to the laws of descent and distribution or pursuant to a qualified domestic relations order, and will be exercisable during the lifetime of an option holder only by such holder or his personal representative in the event of disability.

         In the case of an unusual corporate event such as a liquidation, merger, reorganization (other than those defined by Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code")) or other business combination, acquisition or change of control of the Company through tender offer or otherwise, the Board of Directors may, on a case by case basis, terminate any options upon the later of the consummation of the unusual corporate event or the 30th day after receipt of notice from the Company of the termination.

AMENDMENTS AND TERMINATION

         The 2003 Directors' Plan will terminate April 11, 2013 and options may not be granted under the 2003 Directors' Plan after that date although the terms of any option may be amended in accordance with the 2003 Directors' Plan at any date prior to the end of the term of such option. Any options outstanding at the time of termination of the 2003 Directors' Plan will continue in full force and effect according to the terms and conditions of the option and the 2003 Directors' Plan. The 2003 Directors' Plan may be amended by the Board of Directors, provided that stockholder approval will be necessary if required under Rule 16b-3, or the rules of any exchange on which the Company's securities are listed, and no amendment may impair any of the rights of any holder of an option previously granted under the 2003 Directors' Plan without the holder's consent.

ADMINISTRATION

         The 2003 Directors' Plan will be administered by the Committee. The principal terms of the option grants are fixed in the 2003 Directors' Plan, therefore, the Committee will have no discretion to select which directors receive options, the number of shares of Common Stock subject to such grants, or the exercise price of options.

         The federal income tax consequences to the Company and eligible directors in the 2003 Directors' Plan of the grant and exercise of options under currently applicable provisions of the Tax Code are as described below.

FEDERAL INCOME TAX CONSEQUENCES - NON-QUALIFIED STOCK OPTION

         The issuance of a non-qualified stock option under the 2003 Directors' Plan will not result in any taxable income to the recipient director or a tax deduction to the Company at the time it is granted. Generally, a director to whom a non-qualified stock option has been granted will recognize ordinary income on the first date following the date the director exercises the option on which the shares of Common Stock first become transferable and are no longer subject to a substantial risk of forfeiture. On that date, the director will recognize income in an amount equal to the excess of the fair market value of the shares of Common Stock on the date the shares of Common Stock first become transferable or are no longer subject to forfeiture over the option price. For tax purposes, the Common Stock is considered to be non-transferable and subject to a substantial risk of forfeiture as long as the sale of the shares could subject the director to suit under the "short swing profits" rules pursuant to
Section 16.

         Alternatively, if the director so elects, he will recognize ordinary income on the date of exercise in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on the date of exercise over the option price.

         The Company is entitled to a tax deduction corresponding to the amount of income recognized by the director as a result of the exercise of an option for the year in which the director recognizes such income for federal income tax purposes.

FEDERAL INCOME TAX CONSEQUENCES - STOCK BONUS AWARDS

         Generally, a Director to whom a stock bonus award is made will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the director for such Common Stock, and such amount will then be deductible for federal income tax purposes by the Company. For tax purposes, in addition to other restrictions, the Common Stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the employee to suit under the "short swing profit" provisions of Section 16. Alternatively, if the recipient of a stock bonus award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the Director for such Common Stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the Common Stock included in a stock bonus award, the Director will not be entitled to any deduction except to the extent the Director paid for such Common Stock. Upon a sale of the Common Stock included in the stock bonus award, the Director will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the Director's tax basis for such shares of Common Stock.

         The proposal to approve the 2003 Directors' Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                     APPROVAL OF THE 2003 DIRECTORS' PLAN.

                                   PROPOSAL 4
            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors recommends to the stockholders the ratification of the appointment of BDO Seidman, LLP as Michael Anthony's independent certified public accountants for the 2004 fiscal year.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         In general, "beneficial ownership" includes those shares a stockholder has the power to vote or transfer and stock options that are exercisable within 60 days. Information with respect to Dimensional Fund Advisors Inc. and Private Capital Management is generally as of the date of the most recent filing by the beneficial owner with the Securities and Exchange Commission pursuant to Section 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, and is based solely on information contained in such filings.

         On May 1, 2003, Michael Anthony had outstanding 6,244,898 shares of common stock, which does not include 2,140,849 shares of treasury stock. Unless otherwise indicated, these stockholders may be reached at Michael Anthony's headquarters located at 115 South MacQuesten Parkway, Mount Vernon, New York 10550. As used in the following table, an asterisk in the Percentage of Outstanding Stock column means less than 1%.

                                                                          OPTIONS           TOTAL           PERCENTAGE OF
                                                    SHARES              EXERCISABLE       BENEFICIAL         OUTSTANDING
      BENEFICIAL OWNER                               OWNED             WITHIN 60 DAYS     OWNERSHIP             STOCK
-------------------------------------------------------------------------------------------------------------------------
Dimensional Fund Advisors Inc.                       470,300                    0           470,300              7.53%
1299 Ocean Avenue 11th Floor
Santa Monica, California 90401
-------------------------------------------------------------------------------------------------------------------------
Gregg J. Powers and
Private Capital Management, L.P.
8889 Pelican Bay Blvd.                               315,800                    0           315,800(1)           5.06%(1)
Naples, Florida 34108
-------------------------------------------------------------------------------------------------------------------------
Bruce S. Sherman
8889 Pelican Bay Blvd.                                26,100                    0           341,900(2)           5.47%(2)
Naples, Florida 34108
-------------------------------------------------------------------------------------------------------------------------
Michael W. Paolercio                               1,043,000                    0         1,308,000(3)          20.95%
-------------------------------------------------------------------------------------------------------------------------
Anthony Paolercio, Jr.                               939,900                    0         1,397,900(4)          22.38%
-------------------------------------------------------------------------------------------------------------------------
Claudia Hollingsworth                                 50,000              103,667           153,667              2.42%
-------------------------------------------------------------------------------------------------------------------------
Michelle Light                                             0               20,100            30,100(5)              *
-------------------------------------------------------------------------------------------------------------------------
Allan Corn                                             6,000               47,130            53,130                 *
-------------------------------------------------------------------------------------------------------------------------
Michael A. Paolercio                                   3,000               30,760            33,760                 *
-------------------------------------------------------------------------------------------------------------------------
Michael Wager
20600 Chagrin Blvd., Suite 1100
Shaker Heights, Ohio 44122                            12,816               15,001            27,817                 *
-------------------------------------------------------------------------------------------------------------------------
David S. Harris
600 Fifth Avenue, Suite 1800
New York, New York 10020                              11,816               15,001            26,817                 *
-------------------------------------------------------------------------------------------------------------------------
Nathan R. Light
2141 Alternate A1A South, Suite 440
Jupiter, FL 33477                                      9,710               15,001            24,711                 *
-------------------------------------------------------------------------------------------------------------------------
Barry S. Scheckner
40 East 19th Street
New York, New York 10003                               5,855               15,001            20,856                 *
-------------------------------------------------------------------------------------------------------------------------
All officers and directors as a group (11
persons)(4)                                        2,082,097              261,661         3,076,758             47.29%
-------------------------------------------------------------------------------------------------------------------------

--------------------

(1) Gregg J. Powers is President of Private Capital Management (PCM). In this capacity, Mr. Powers exercises shared dispositive and shared voting power with respect to 315,800 shares held by PCM's clients and managed by PCM. Mr. Powers disclaims beneficial ownership for the shares held by PCM's clients and disclaims the existence of a group.

(2) Bruce S. Sherman is CEO of Private Capital Management (PCM). In this capacity, Mr. Sherman exercises shared dispositive and shared voting power with respect to 315,800 shares held by PCM's clients and managed by PCM. Mr. Sherman disclaims beneficial ownership for the shares held by PCM's clients and disclaims the existence of a group. Mr. Sherman owns 26,100 shares of his own account.

(3) Includes 265,000 shares held by trusts for the benefit of Mr. Michael W. Paolercio's children, of which Mr. Paolercio disclaims beneficial ownership.

(4) Includes 458,000 shares held by trusts for the benefit of Mr. Anthony Paolercio Jr.'s children, of which Mr. Paolercio disclaims beneficial ownership.

(5) Includes 10,000 shares held by trusts for the benefit of Ms. Light's children, of which Ms. Light disclaims beneficial ownership.

STOCK OPTIONS AND WARRANTS

         The 1993 Long Term Incentive Plan was adopted to encourage ownership of Michael Anthony's common stock by officers and other key employees, to encourage their continued employment with Michael Anthony and to provide the participants with additional incentives to promote the success of Michael Anthony. Grants or awards of stock options, stock appreciation rights, restricted stock awards, stock bonus awards and performance plan awards are authorized under the Long Term Incentive Plan. The compensation committee of the board of directors administers the Long Term Incentive Plan and recommends to the board which officers and employees should receive grants or awards thereunder.

         Michael Anthony had reserved 2,000,000 shares of common stock for issuance under the Long Term Incentive Plan, from its authorized but unissued shares. As of February 1, 2003, seven executive officers and approximately 40 other key employees were eligible to participate in the Long Term Incentive Plan and stock options for an aggregate of 694,000 shares were outstanding. As of April 22, 2003, the Plan expired by its terms and no future awards may be made under the Plan.

         The 1993 Non-Employee Director's Stock Option Plan (the "Directors' Plan") was adopted to encourage non-employee directors of Michael Anthony to acquire or increase their ownership of Michael Anthony's common stock on reasonable terms and to foster a strong incentive for such directors to put forth maximum effort for the continued success and growth of Michael Anthony. Michael Anthony had reserved 250,000 shares of common stock from its authorized but unissued shares for the granting of non-qualified stock options to current and future non-employee directors of Michael Anthony under the Directors' Plan. Under the Directors' Plan, an option to purchase 5,000 shares of common stock is granted automatically on the first day of a non-employee director's term and on each anniversary of such date for so long as a non-employee director remains on the board, not to exceed a maximum of options to acquire 100,000 shares of common stock per non-employee director. As of February 1, 2003, stock options to purchase an aggregate of 100,000 shares were outstanding under the Directors' Plan. As of April 22, 2003, the Plan expired by its terms and no future awards may be made under the Plan. The non-employee directors currently eligible to receive stock options under such plan are Michael Wager, David Harris, Nathan Light and Barry Scheckner.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table provides summary information relating to compensation earned by Michael Anthony's chief executive officer and each of the other four most highly compensated executive officers of Michael Anthony. As used in this table, "FY 2003" is the period from February 3, 2002 through February 1, 2003, "FY 2002" is the period from January 28, 2001 through February 2, 2002, and "FY 2001" is the period from January 30, 2000 to January 27, 2001.

                                                                                LONG-TERM
                                                                               COMPENSATION
                                              ANNUAL COMPENSATION(1)              AWARDS
---------------------------------------------------------------------------------------------------------------------
                                                                                  OPTIONS/                ALL OTHER
                                                       SALARY       BONUS           SARs                 COMPENSATION
NAME AND PRINCIPAL POSITION              PERIODS        ($)          ($)             (#)                     $
---------------------------------------------------------------------------------------------------------------------
Michael W. Paolercio.............        FY 2003      $316,076        $0               --                      --
Co-Chairman of the Board                 FY 2002      $297,804        $0           45,000(2)                   --
and Chief Executive Officer              FY 2001      $315,790        $0               --                      --
---------------------------------------------------------------------------------------------------------------------
Anthony Paolercio, Jr............        FY 2003      $316,076        $0               --                      --
Co-Chairman of the Board                 FY 2002      $297,804        $0           45,000(3)                   --
and Chief Operating Officer              FY 2001      $315,790        $0               --                      --
---------------------------------------------------------------------------------------------------------------------
Claudia Hollingsworth............        FY 2003      $248,558        $0          300,000(4)              102,767(6)
President                                                                          50,000(5)                   --
                                         FY 2002        N/A           $0               --                      --
                                         FY 2001        N/A           $0               --
---------------------------------------------------------------------------------------------------------------------
Michelle Light...................        FY 2003      $201,240        $0               --                      --
Executive Vice President                 FY 2002      $233,064        $0           30,000(7)                   --
                                         FY 2001      $247,140        $0               --                      --
---------------------------------------------------------------------------------------------------------------------
Allan Corn.......................        FY 2003      $177,762        $0               --                      --
Chief Financial Officer                  FY 2002      $167,416        $0           39,000(8)                   --
                                         FY 2001      $173,518        $0               --                      --
---------------------------------------------------------------------------------------------------------------------

--------------------

1. As permitted by the rules issued by the SEC, excludes certain perquisites since there are none in an amount exceeding the lesser of either $50,000 or 10% of the total of annual salary and bonus unless otherwise noted in column "all other compensation".

2. Mr. Michael W. Paolercio received an option under the Long-Term Incentive Plan to purchase 45,000 shares, which vest annually over a three-year period that commenced on June 22, 2001 in installments of 15,300 shares, 14,850 shares and 14,850 shares at an exercise price of $2.11 per share. The options were cancelled for no value on February 7, 2003.

3. Mr. Anthony Paolercio, Jr. received an option under the Long-Term Incentive Plan to purchase 45,000 shares, which vest annually over a three-year period that commenced on June 22, 2001 in installments of 15,300 shares, 14,850 shares and 14,850 shares at an exercise price of $2.11 per share. The options were cancelled for no value on February 7, 2003.

4. Ms. Hollingsworth received an option under the Long-term incentive Plan to purchase 300,000 shares which vest annually over a three-year period that commenced on March 5, 2002 in installments of 102,000 shares, 99,000 shares and 99,000 shares at an exercise price of $3.00 per share.

5. Ms. Hollingsworth received 50,000 shares of Michael Anthony Stock as a signing bonus on February 4, 2002.

6. In addition to salary, Claudia Hollingsworth received $102,767 in perquisites which includes an $84,000 temporary living allowance among other things.

7. Ms. Light received an option under the Long-Term Incentive Plan to purchase 30,000 shares, which vest annually over a three-year period that commenced on June 22, 2001 in installments of 10,200 shares, 9,900 shares and 9,900 shares at an exercise price of $2.11 per share.

8. Mr. Corn received an option under the Long-Term Incentive Plan to purchase 39,000 shares which vest annually over a three-year period that commenced on June 22, 2001 in installments of 13,260 shares, 12,870 shares and 12,870 shares at an exercise price of $2.11 per share.

EMPLOYMENT AND SEVERANCE AGREEMENTS

         In early 1999, the compensation committee determined that Michael Anthony should adopt a Change of Control Plan. The Plan provides for severance payments to Michael W. Paolercio, Anthony Paolercio, Claudia Hollingsworth, Michelle Light, Allan Corn, Michael A. Paolercio and other key employees. The severance payments to the executive officers will be an amount equal to their most recent base salary and bonus. Other employees are entitled to severance payments equal to their most recent base salary and bonus. The plan also provides for continuation of medical and dental benefits for a period of one year and automatic vesting of stock options if permissible under the stock option plan. The severance benefits are triggered upon (1) a change of control which is not approved by the board or (2) a change of control which is approved by the board and either (a) the employee is terminated, actually or constructively, including any substantial change in duties or scope of authority but not to include "for cause" termination or (b) the employee resigns for "good reason", including reduction in salary or benefits, change in title or scope of authority or relocation beyond a 25 mile radius of Michael Anthony's Mount Vernon, New York headquarters. The Plan covers a termination of employment or resignation for "good reason" that occurs within 12 months after the change of control. Individual agreements have been entered into by each of these executive officers and other key employees.

         Since March 4, 2002 Ms. Hollingsworth has served as President pursuant to a three year employment agreement. Under the terms of the agreement, Ms. Hollingsworth receives an initial annual salary of $275,000. She received 50,000 shares of Michael Anthony stock as a signing bonus and 300,000 options under the MAJ Long Term Incentive Plan, which vest over a three-year period commencing on the first anniversary of the grant. She is eligible to earn a bonus each year based upon meeting specific performance criteria.

         Under Michael Anthony's severance policy, if an executive officer's employment is terminated without cause, the officer is entitled to one month's base compensation, without bonus, for each year of service, up to a maximum of six months.

STOCK OPTION AND SAR GRANTS

         The following table sets forth the information noted for all grants of stock options to each of the executive officers named in the Summary Compensation Table during the 2003 fiscal year. There were no grants of stock appreciation rights during the 2003 fiscal year.

                        OPTION GRANTS IN 2003 FISCAL YEAR

                                                                                                      POTENTIAL
                                                                                                 REALIZABLE VALUE AT
                                                                                                    ASSUMED ANNUAL
                                                                                                    RATES OF STOCK
                                                                                                  PRICE APPRECIATION
                                                   INDIVIDUAL GRANTS                               FOR OPTION TERM
-----------------------------------------------------------------------------------------------------------------------
                                           % OF TOTAL         EXERCISE
                            OPTIONS     OPTIONS GRANTED        PRICE         EXPIRATION
        NAME               GRANTED #      TO EMPLOYEES         ($/SH)           DATE            5% ($)          10%($)
-----------------------------------------------------------------------------------------------------------------------
Michael W. Paolercio          -0-            -0-              $ -0-                 -         $   -0-        $   -0-
-----------------------------------------------------------------------------------------------------------------------
Anthony Paolercio             -0-            -0-              $ -0-                 -         $   -0-        $   -0-
-----------------------------------------------------------------------------------------------------------------------
Claudia Hollingsworth       300,000         83.33%            $ 3.00           3/4/07         $ 248,653      $  549,459
-----------------------------------------------------------------------------------------------------------------------
Michelle Light                -0-            -0-              $ -0-                 -         $   -0-        $   -0-
-----------------------------------------------------------------------------------------------------------------------
Allan Corn                    -0-            -0-              $ -0-                 -         $   -0-        $   -0-
-----------------------------------------------------------------------------------------------------------------------

                             STOCK OPTION EXERCISES

         The following table sets forth the information noted for all exercises of stock options by each of the executive officers named in the Summary Compensation Table during the 2003 fiscal year. There were no exercises of stock appreciation rights during the 2003 fiscal year.

                 AGGREGATED OPTION EXERCISES IN 2003 FISCAL YEAR
                  AND OPTION VALUES AT END OF 2003 FISCAL YEAR

                                                              Number of Securities                    Value of Unexercised
                                                             Underlying Unexercised                 In-the- Money Options at
                                                           Options at February 1, 2003                February 1, 2003(1)
------------------------------------------------------------------------------------------------------------------------------
                              Shares
                             Acquired
                                on          Value
        Name                 Exercise      Realized      Exercisable         Unexercisable        Exercisable     Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
Michael W. Paolercio           -0-          $ -0-          60,300                29,700              $ -0-            $ -0-
-------------------------------------------------------------------------------------------------------------------------------
Anthony Paolercio              -0-          $ -0-          60,300                29,700              $ -0-            $ -0-
-------------------------------------------------------------------------------------------------------------------------------
Michelle Light                 -0-          $ -0-             -0-                30,000              $ -0-            $ -0-
-------------------------------------------------------------------------------------------------------------------------------
Claudia Hollingsworth          -0-          $ -0-           1,667               303,332              $ -0-            $ -0-
-------------------------------------------------------------------------------------------------------------------------------
Allan Corn                     -0-          $ -0-          34,260                25,740              $ -0-            $ -0-
-------------------------------------------------------------------------------------------------------------------------------

(1) Based on the closing price of common stock on February 1, 2003, which was $1.70 per share.

                      EQUITY COMPENSATION PLAN INFORMATION
                             AS OF FEBRUARY 1, 2003

                                                                                             Number of securities
                                                                                            remaining available for
                                   Number of Securities                                      future issuance under
                                     to be issued on              Weighted-average            equity compensation
                                       exercise of               exercise price of              plans (excluding
                                   outstanding options,         outstanding options,          securities reflected
           Plan Category            warrants or rights           warrants or rights           in the first column
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security                     246,120                        $2.92                        -0-
holders (1)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plan
not approved by security                 300,000                        $1.62                        -0-
holders (2)
-------------------------------------------------------------------------------------------------------------------
Total                                    546,120                        $2.21                        -0-
-------------------------------------------------------------------------------------------------------------------

(1)  SHAREHOLDER APPROVED PLANS

         In April 1993, the Company adopted the 1993 Long-Term Incentive Plan (the "1993 Incentive Plan"), which provided for the granting of stock options, stock bonus, restricted stock and performance plan awards to officers and other key employees of the Company. The 1993 Incentive Plan was approved by the shareholders of the Company in 1993. The aggregate number of shares of common stock of the Company for which awards could be granted under the 1993 Incentive Plan was 1,000,000 shares, subsequently amended to 2,000,000. The 1993 Incentive Plan expired by its terms on April 22, 2003 and no further grants will be made under the 1993 Incentive Plan

         In April 1993, the Company also adopted the 1993 Non-Employee Directors' Stock Option Plan (the "1993 Directors' Plan") which provided for the granting of stock options to non-employee directors. The 1993 Directors' Plan was approved by the shareholders of the Company in 1993. The aggregate number of shares of common stock of the Company that could be granted under options was 250,000. The 1993 Directors' Plan expired by its terms on April 22, 2003 and no further grants will be made under the 1993 Directors' Plan.

(2)  WARRANTS

         On December 22, 2002 in connection with the distribution agreement with Almond Jewelry Group, Almond was issued warrants to purchase 300,000 shares of common stock at a price of $1.62 per share. The warrant term is for a period not to exceed four years from date of grant.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  Michael Wager, a director of Michael Anthony, is Chairman and Chief Executive Officer of JRM Group LLC, and was a partner in the firm of Benesch, Friedlander,Coplan & Aronoff LLP through 2000 and retained an affiliation through April 2001, which provided Michael Anthony with legal services during the 2003 fiscal year.

         Unless specifically incorporated by reference, the following sections "Report of the Compensation Committee", "Report of the Audit Committee" and "Michael Anthony's Performance" will not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934. In addition, these sections will not be deemed soliciting material or otherwise deemed filed under either of such Acts.

                      REPORT OF THE COMPENSATION COMMITTEE

         The compensation committee of the board of directors of Michael Anthony establishes the general compensation policies of Michael Anthony, establishes the compensation levels for executive officers and administers Michael Anthony's Long Term Incentive Plan. The compensation committee is composed of three independent directors.

Executive Officer Compensation

         Individual executive officer compensation generally includes base salary, annual incentive bonus and long-term incentive awards under Michael Anthony's Long Term Incentive Plan. Salaries are determined annually, based on factors that include:

-   job responsibilities                      -   individual performance,
                                              ability, and experience

-   salaries at comparably-sized              -   specific considerations that
companies                                     may have particular importance to
                                              Michael Anthony at the time

         Annual cash bonuses are determined based on factors that include Michael Anthony's performance as measured by earnings from operations before taxes and individual performance for each officer. An award of a cash bonus by the committee is intended to reflect and promote Michael Anthony's values and reward the individual officers for outstanding contributions to Michael Anthony's performance.

         Long term incentive awards under Michael Anthony's Long Term Incentive Plan are an important component of Michael Anthony's compensation philosophy. The committee believes that it is essential for Michael Anthony's executive officers to own significant amounts of common stock in order to align the long-term interests of such executives with those of Michael Anthony's stockholders and to encourage such officers to increase stockholder value. There was one award under the Long Term Incentive Plan for this year. This award and prior awards to each of the executive officers are reflected in the charts on pages 24 and 26 of this proxy statement. With certain limited exceptions, upon the exercise of a stock option, executives are expected (but not required) to retain the shares received, after satisfying the cost of exercise and taxes, in order to grow their equity position in Michael Anthony. The committee believes that the ownership of common stock by each of the executive officers will encourage such officers to act on behalf of all stockholders and to optimize Michael Anthony's overall performance. These awards also aid in retaining executive officers and will assist in Michael Anthony attracting the most qualified individuals in the future.

Compensation of the Chief Executive Officer

The compensation committee determined the chief executive officer's compensation for the 2003 fiscal year based upon a number of facts and criteria, including consideration of Michael Anthony's overall performance and his individual performance targets. The chief executive officer's salary was determined based on a review by the committee of the chief executive officer's performance.

Deductibility

It is the present intention of Michael Anthony to preserve the deductibility under the Internal Revenue Code of compensation paid to its executive officers.

Conclusion

No cash bonuses were awarded to executive officers for the 2003 fiscal year. In the committee's opinion, Michael Anthony's executive officers are properly compensated at the present time when compared with others in comparable positions in companies of similar size.

Compensation Committee:

Michael Wager, Chairman
David S. Harris
Barry S. Scheckner

                         CHARTER OF THE AUDIT COMMITTEE

The board of directors of the Company (the "Board") has adopted a written charter for its audit committee. The Charter reads as follows:

Purpose

The principal purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee the Company's accounting and financial reporting processes, internal controls and independent auditors. The Audit Committee's role is one of oversight. The Company's management is responsible for the preparation of the financial statements and the outside auditor is responsible for auditing the financial statements.

Authority

The Audit Committee is granted the authority to investigate any matter brought to its attention. In connection with any such investigation the Audit Committee will have full access to all books, records, facilities and personnel of the Company.

The Audit Committee shall have authority to engage independent counsel and other advisors, as it determines necessary to carry out its duties.

The Audit Committee shall have the authority to appoint, compensate, retain and oversee the work of the outside auditor and such outside auditor will report directly to the Audit Committee.

Responsibilities

The Audit Committee will regularly review for the Board the activities of the Company's internal auditors and its outside auditors.

The Audit Committee will regularly evaluate the Company's organization, internal controls, policies, procedures and practices to determine whether they are reasonably designed to assure the accuracy and adequacy of the Company's records and financial statements. The Audit Committee will periodically discuss the quality and adequacy of such organization's internal controls, policies, procedures and practices with management and the outsider auditor.

The Audit Committee will regularly review the Company's financial statements and reports as well as monitor compliance with the Company's internal controls, policies, procedures and practices.

The Audit Committee will annually consider the qualifications of the outside auditors of the Company; review the outside auditor's independent status; review and approve audit fees and fees for non-audit services rendered or to be rendered by the outside auditors; review the audit plan and services rendered or to be rendered by the outside auditors for each year and the results of their audit for the previous year.

The Audit Committee shall be responsible for approving all auditing services and permitted non-audit services provided by the outside auditor and has the authority to establish procedures for the pre-approval of all such services.

The Audit Committee shall review with management and the outside auditor the audited financial statements to be included in the Company's Annual Report on Form 10-K and the Annual Report to Stockholders.

The Audit Committee shall review with the outside auditor, prior to filing with the SEC, the Company's interim financial information to be included in the Company's Quarterly Reports on Form 10-Q.

The Audit Committee shall periodically review with management and the outside auditor the quality, as well as acceptability, of the Company's accounting policies.

The Audit Committee shall review with management and the outside auditor any material financial or other arrangements of the Company which do not appear on the Company's financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of the Company's financial statements.

The Audit Committee shall review with management and the outside auditor the Company's critical accounting policies and practices.

The Audit Committee shall review with the outside auditor all material communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

The Audit Committee shall approve the engagement of the outside auditor and shall approve, in advance, all audit services and all permitted non-audit services to be provided to the Company by the outside auditor.

The Audit Committee shall recommend to the Board whether, based on the reviews and discussions referred to above, the financial statements should be included in the Company's Annual Report on Form 10-K.

The Audit Committee shall approve a code of ethics, as required by rules of the SEC, for senior financial officers and such other employees and agents of the Company as it determines.

Membership

The Audit Committee shall consist of not less than three members of the Board, and the composition of the Audit Committee will meet the applicable requirements of the American Stock Exchange or such other applicable stock exchange listing standards.

All of the members of the Audit Committee must satisfy the following requirements:

Have no relationship to the Company that may interfere with the exercise of their independence from management of the Company;

May not receive any consulting, advisory or other compensatory fee from the Company, other than in the member's capacity as a member of the board of directors or any of its committees;

Is not an "affiliated person" (as defined by applicable federal securities laws) of the Company or any subsidiary, other than as a member of the board of directors or any of its committees;

Is financially literate.

At least one of the members of the Audit Committee shall have accounting or related financial management experience and, to the extent practicable, qualify as a "financial expert" (as defined under applicable federal securities laws).

Complaint Procedures

All complaints or other concerns regarding accounting, internal accounting controls or auditing matters shall be brought to the attention of the Audit Committee. The Audit Committee shall establish procedures for the receipt and treatment of complaints or concerns received by the Company regarding accounting, internal accounting controls or auditing matters, which will contain procedures for confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Funding

The Company shall provide appropriate funding for the Audit Committee.

Review

This charter shall be reviewed by the Board on an annual basis.

                            REPORT OF AUDIT COMMITTEE

The Audit Committee is comprised of three independent directors who are financially literate.

The Audit Committee has reviewed and discussed the audited financial statements with Management and its independent certified public accountants.

The Audit Committee has discussed with the independent certified public accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards).

The Audit Committee also considered whether the provision of non-audit services to Michael Anthony by BDO is compatible with maintaining BDO's independence.

The Audit Committee has received the written disclosures and the letter from the independent certified public accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent certified public accountant the independent certified public accountant's independence.

Based upon the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

Audit Committee:

Barry Scheckner, Chairman
David Harris
Michael Wager

                       MICHAEL ANTHONY'S STOCK PERFORMANCE

         The following graph compares the cumulative total stockholder return on Michael Anthony's common stock, the AMEX market index, and the peer group indexes over a five-year period commencing 1/31/98. The peer group index consists of Topaz Group, Inc, Lazare Kaplan International and LJ International Inc., all of which manufacture and distribute precious metal jewelry. Michael Anthony believes the peer group index is comparable with Michael Anthony, since the companies included in the peer group index are jewelry manufacturers and distributors, both wholesale and retail, like Michael Anthony. In calculating cumulative total stockholder return, reinvestment of dividends was assumed, and the returns of each member of the peer group index are weighted for market capitalization.

PREPARED FOR:           Michael Anthony
PREPARED ON:            March 24, 2003
ZACKS TOTAL RETURN ANNUAL COMPARISON
5 YEAR CUMULATIVE TOTAL RETURN SUMMARY
JANUARY 2003

                                      1/31/1998       1/30/1999    1/29/2000      1/27/2001       2/2/2002         2/1/2003
                                      ---------       ---------    ---------      ---------       --------         --------
Michael Anthony
 Jewelers, Inc.          Return %                        54.32        -12.96        -36.17           40.96           -35.85
                         Cum $         $100.00         $154.32      $ 134.32       $ 85.74         $120.85          $ 77.53

Amex Composite           Return %                         3.60         17.86          5.08           -8.45            -2.75
                         Cum $         $100.00         $103.60      $ 122.10       $128.30         $117.46          $114.23

Peer Group Only          Return %                       -20.18          1.16        -42.12           16.67           -22.36
                         Cum $         $100.00         $ 79.82      $  80.74       $ 46.74         $ 54.53          $ 42.34

Peer Group + MAJ         Return %                       -11.60         -1.33        -41.24           20.33           -24.78
                         Cum $         $100.00         $ 88.40      $  87.22       $ 51.26         $ 61.68          $ 46.39

Note: Data complete through last fiscal year.

Note: Corporate Performance Graph with peer group uses group only performance (excludes only company).

Note: Peer group indices use beginning of period market capitalization weighting.

Note: S&P Index returns are calculated by Zacks.

                 COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires Michael Anthony's officers and directors, and persons who own more than 10% of Michael Anthony's common stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of common stock of Michael Anthony with the Commission and the AMEX. Officers, directors and greater than ten-percent stockholders are required by law to furnish Michael Anthony with copies of all such forms they file.

         To our knowledge, based on our review of the copies of such forms received by us, or written representations from certain reporting persons that no additional forms were required for those persons, we believe that during the 2003 fiscal year, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On December 22, 1999, Michael Anthony had made a personal loan in the amount of $123,228 to Mark Hanna, Senior Vice President, Sales & Marketing. Principal and interest on such loan was due and payable on December 31, 2000. On December 31, 2000, Michael Anthony extended the term of the note until December 31, 2001 and increased the principal amount to $131,228. On December 31, 2001, Michael Anthony extended the term of the note until December 31, 2002. Interest accrues at the rate of 8% per annum until maturity date of December 31, 2002. Mr. Hanna left the Company on August 29, 2002. The note was paid in full on September 10, 2002.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         Our Board of Directors has appointed BDO Seidman, LLP as independent certified public accountants for the fiscal year ended January 3, 2004 and to render other professional services as required.

         The appointment of BDO Seidman, LLP is being submitted to stockholders for ratification.

         A representative of BDO Seidman, LLP will be available at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

     Audit Fees

         The total audit fees billed by BDO Seidman, LLP for their audit of our annual financial statements for the fiscal year ended February 1, 2003 and for their reviews of our Quarterly Reports on Form 10-Q were $112,740.

     Financial Information Systems Design and Implementation Fees

         The total aggregate fees billed for financial information systems design and implementation services rendered by BDO Seidman, LLP for fiscal year ended February 1, 2003 were $-0-.

     All Other Fees

         The total aggregate fees billed for professional services rendered by BDO Seidman, LLP for services not included under the heading "Audit Fees" for fiscal year ended February 1, 2003 were $82,383. There were no other fees billed for professional services rendered for the fiscal year ended February 1, 2003.

         In the event that the ratification of the appointment of BDO Seidman, LLP as our independent certified public accountants is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

                             STOCKHOLDERS PROPOSALS

         Based on our new year end, we anticipate the Annual Meeting of Stockholders will be held before the end of May 2004. As a result, all stockholder proposals which are intended to be presented at the 2004 annual meeting of stockholders of Michael Anthony must be received by Michael Anthony no later than December 15, 2003 for inclusion in the board of directors' proxy statement and form of proxy relating to the meeting. If Michael Anthony is not notified of a stockholder proposal before December 15, 2003, then the proxies held by management of Michael Anthony for the 2004 annual meeting of stockholders will provide discretionary authority to vote against such stockholder proposal even though the proposal is not discussed in the proxy statement.

                                 OTHER BUSINESS

         The board of directors knows of no other business to be acted upon at the meeting. However, if any other business properly comes before the meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

         The prompt return of the proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.

         By the Order of the Board of Directors

Michael Wager
Secretary

Dated: May 16, 2003

         A COPY OF MICHAEL ANTHONY'S ANNUAL REPORT ON FORM 10-K WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: MICHAEL ANTHONY JEWELERS, INC., 115 SOUTH MACQUESTEN PARKWAY, MOUNT VERNON, NEW YORK 10550,
ATTENTION: TREASURER.

                                                                       Exhibit A

                        2003 LONG-TERM INCENTIVE PLAN OF
                         MICHAEL ANTHONY JEWELERS, INC.

         1. PURPOSE OF THE PLAN. This 2003 Long-Term Incentive Plan of Michael Anthony Jewelers, Inc. adopted on this 11th day of April, 2003, is intended to enable officers and key employees of the Company and its Subsidiaries to acquire or increase their ownership of common stock of the Company on reasonable term. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company and its Subsidiaries in the future.

         2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

                  2.1 "AWARD" means an Option, a Performance Plan Award, a Reload Option, a Restricted Stock Award, a Restricted Stock Award granted in tandem with an Option or a Stock Bonus Award.

                  2.2 "AWARD AGREEMENT" means a written agreement in such form as may be from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Employee and which shall set forth the terms and conditions of an Award under the Plan.

                  2.3 "BOARD" means the Board of Directors of Michael Anthony Jewelers, Inc.

                  2.4 "CODE" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

                  2.5 "COMMITTEE" means the Compensation Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan.

                  2.6 "COMPANY" means Michael Anthony Jewelers, Inc.

                  2.7 "EMPLOYEE STOCKHOLDER" means an Employee who, at the time an Incentive Stock Option is granted owns, as defined in Section 424 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of: (a) the Company; or
         (b) if applicable, a Subsidiary or a Parent.

                  2.8 "EMPLOYEES" means officers (including officers who are members of the Board) and other key employees of the Company or any of its Subsidiaries.

                  2.9 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

                  2.10 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may hereafter be amended or replaced.

                  2.11 "EXERCISED OPTION" has the meaning ascribed to it in
         Section 2.24 hereof.

                  2.12 "FAIR MARKET VALUE" means with respect to the Shares, (i) the closing price of the Shares on the American Stock Exchange or such other exchange on which Shares are then traded or admitted to trading, on the last business day prior to the date on which the value is to be determined, (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or (iii) if the Shares are not then listed or admitted to trading on any such exchange, the average of the last reported closing bid and asked prices on such day on the over-the-counter market; provided, however, if there shall be no public market for the Shares the price shall be the fair market value determined in good faith by the Board, or the Committee if one has been appointed, in its discretion, which determination may, but need not, be based on (i) the advice of an independent financial advisor (which may be the Company's regular outside auditors) or (ii) the last known price per Share paid by a purchaser in an arm's length transaction. For purposes of (i) above, the National Association of Securities Dealers National Market System shall be deemed a principal stock exchange. If there shall be a public market for the Shares, and the foregoing references are unavailable or inapplicable, then the Fair Market Value shall be determined on the basis of the appropriate substitute public market price indicator as determined by the Committee, in its sole discretion.

                  2.13 "INCENTIVE STOCK OPTION" means an Option intending to meet the requirements and containing the limitations and restrictions set forth in Section 422 of the Code and designated in the Award Agreement as an Incentive Stock Option.

                  2.14 "NON-QUALIFIED STOCK OPTION" means an Option other than an Incentive Stock Option.

                  2.15 "OPTION" means the right to purchase the number of Shares specified by the Committee, at a price and for a term fixed by the Committee, in accordance with the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

                  2.16 "PARENT" means any corporation, other than the employer corporation, in an unbroken chain of corporations ending with the employer corporation if, at the time of the granting of the Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.17 "PERFORMANCE GOALS" has the meaning ascribed to it in
         Section 11 of the Plan.

                  2.18 "PERFORMANCE PERIOD" has the meaning ascribed to it in
         Section 11 of the Plan.

                  2.19 "PERFORMANCE PLAN AWARD" means the right to receive Options, Reload Options, Restricted Stock Awards, Shares, Stock Bonus Awards or units (representing such monetary amount as designated by the Committee and payable in cash or in Shares) pursuant to Section 10 of the Plan, which right is based on, or subject to, in whole or in part, the achievement of certain performance criteria specified by the Committee.

                  2.20 "PLAN" means the 2003 Long-Term Incentive Plan of Michael Anthony Jewelers, Inc.

                  2.21 "REGULATION T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

                  2.22 "RELOAD OPTION" means, with respect to an Employee who exercises an Option or Reload Option (the "Exercised Option") with Shares, an Incentive Stock Option or Non-Qualified Stock Option to purchase a number of Shares equal to the number of Shares transferred to the Company upon exercise of the Exercised Option, on terms similar to those set forth in the Award Agreement evidencing such Exercised Option, except that the option price per Share shall equal the Fair Market Value of the Shares subject to the Reload Option on the date the Reload Option is granted, and subject to such other terms, limitations and restrictions as the Plan and the Committee may impose. All provisions in the Plan applicable to Options shall also apply to Reload Options.

                  2.23 "RESTRICTED STOCK AWARD" means the right to receive Shares, but subject to forfeiture and/or other restrictions set forth in the related Restricted Stock Award Agreement and the Plan.

                  2.24 "RESTRICTED STOCK AWARD AGREEMENT" means an Award Agreement executed in connection with a Restricted Stock Award.

                  2.25 "RULE 16B-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

                  2.26 "SHARES" means shares of the Company's $.001 par value common stock or, if by reason of the adjustment provisions contained herein, any rights under an Award under the Plan pertain to any other security, such other security.

                  2.27 "STOCK BONUS AWARD" means the right to receive Shares as provided in Section 9 of the Plan.

                  2.28 "SUBSIDIARY" OR "SUBSIDIARIES" means any corporation or corporations other than the employer corporation in an unbroken chain of corporations beginning with the employer corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.29 "SUCCESSOR" means the legal representative of the estate of a deceased Employee or the person or persons who shall acquire the right to exercise or receive an Award by bequest or inheritance or by reason of the death of the Employee.

                  2.30 "TERM" means the period during which a particular Award may be exercised.

                  2.31 "WINDOW PERIOD" means the period beginning on the third business day following the date of release of the financial data specified in paragraph (e)(1)(ii) of Rule 16b-3 and ending on the twelfth business day following such date.

         3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the issuance, vesting or exercise of Awards to be granted from time to time under the Plan, an aggregate of Six Hundred Fifty Thousand (650,000) Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of

Options or vesting of Performance Plan Awards, but which are not issued because of a surrender, lapse, expiration, forfeiture or termination of any such Option or Performance Plan Award prior to issuance of the Shares shall once again be available for issuance in satisfaction of Awards. Similarly, any Shares issued pursuant to a Restricted Stock Award which are subsequently forfeited pursuant to the terms of the related Restricted Stock Award Agreement shall once again be available for issuance in satisfaction of Awards.

         4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of not less than two (2) outside directors as defined in Treasury Regulation 1.162-27 who shall also qualify as disinterested directors within the meaning of Rule 16b-3, which shall be invested with the responsibility for the administration of the Plan; provided, however, that the failure to appoint a Committee satisfying the foregoing requirements shall not affect the validity of any Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to determine the Employees to whom Awards shall be granted, the number of Shares to be covered by each of the Awards, and the terms of any such Award; to amend or cancel Awards (subject to Section 22 of the Plan); to accelerate the vesting of Awards; to require the cancellation or surrender of any previously granted awards under this Plan or any other plans of the Company as a condition to the granting of an Award; to interpret the Plan; and to prescribe, amend, and, rescind rules and regulations relating to the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Awards hereunder. All decisions or interpretations made by the Committee with regard to any question arising under the Plan or any Award granted pursuant to the Plan shall be binding and conclusive on the Company and the recipients of Awards. The Board may from time to time appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

         5. EMPLOYEES TO WHOM AWARDS MAY BE GRANTED. Awards may be granted in each calendar year or portion thereof while the Plan is in effect to such of the Employees as the Committee, in its discretion, shall determine. In determining the Employees to whom Awards shall be granted and the number of Shares to be issued or subject to purchase or issuance under such Awards, the Committee shall take into account the recommendations of the Company's management as to the duties of the respective Employees, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. No Award shall be granted to any member of the Committee so long as his or her membership on the Committee continues or to any member of the Board who is not also an officer or key employee of the Company or any Subsidiary.

         6.       STOCK OPTIONS.

                  6.1 TYPES OF OPTIONS. Options granted under the Plan may be
         (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) a combination of the foregoing or (iv) Reload Options. The Award Agreement shall designate whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option and separate Award Agreements shall be issued for each type of Option when a combination of an Incentive Stock Option and a Non-Qualified Stock Option are granted on the same date to the same Employee. Any Option which is designated as a Non-Qualified Stock Option shall not be treated by the Company or the Employee to whom the Option is granted as an Incentive Stock Option for federal income tax purposes.

                  6.2 OPTION PRICE. The option price per Share of any Non-Qualified Stock Option granted under the Plan shall be the Fair Market Value of the Shares covered by the Option on the date the Option is granted unless the Committee, in its sole discretion, determines to set the option price at an amount less than or greater than the Fair Market Value of the Shares on such date. The option price per Share of any Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value of the Shares covered by the Option on the date the Option is granted. Notwithstanding anything herein to the contrary, the option price per Share of any Incentive Stock Option granted to an Employee Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

                  6.3 TERM OF OPTIONS. Options granted hereunder shall be exercisable for a Term of not more than ten (10) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided. Each Award Agreement issued hereunder shall specify the Term of the Option, which shall be determined by the Committee in accordance with its discretionary authority hereunder. Notwithstanding anything herein to the contrary, if an Incentive Stock Option is granted to an Employee Stockholder, then such Incentive Stock Option shall not be exercisable more than five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided.

                  6.4 OTHER TERMS AND CONDITIONS OF OPTIONS. Each Option or each Award Agreement setting forth an Option shall contain such other terms and conditions (e.g. vesting conditions) not inconsistent herewith as shall be approved by the Committee.

         7. LIMIT ON FAIR MARKET VALUE OF INCENTIVE STOCK OPTIONS. No Employee may be granted an Incentive Stock Option hereunder to the extent that the aggregate fair market value (such fair market value being determined as of the date of grant of the option in question) of the stock with respect to which incentive stock options are first exercisable by such Employee during any calendar year (under all such plans of the Employee's employer corporation, its Parent, if any, and its Subsidiaries, if any) exceeds One Hundred Thousand Dollars ($100,000). For purposes of the preceding sentence, options shall be taken into account in the order in which they were granted. Any Option granted under the Plan which is intended to be an Incentive Stock Option, but which exceeds the limitation set forth in this Section 7, shall be a Non-Qualified Stock Option.

         8. RESTRICTED STOCK AWARDS. Restricted Stock Awards granted under the Plan shall be subject to such terms and conditions as the Committee may, in its discretion, determine and set forth in the related Restricted Stock Award Agreements. The Committee, in its discretion, may grant an Employee a Restricted Stock Award on a stand alone basis or in tandem with an

Option. Restricted Stock Awards shall be granted in accordance with, and subject to, the provisions set forth below.

                  8.1 ISSUANCE OF SHARES. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement which shall set forth the number of Shares issuable under the Restricted Stock Award. Subject to the restrictions in Section 8.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement (such as requiring the Employee to pay an amount equal to the aggregate par value of the Shares to be issued thereunder), the number of Shares granted under a Restricted Stock Award shall be issued in the recipient Employee's name on the date of grant of such Restricted Stock Award or as soon as reasonably practicable thereunder.

                  8.2 RIGHT OF RECIPIENT EMPLOYEES. Shares received pursuant to Restricted Stock Awards shall be duly issued or transferred to the Employee, and a certificate or certificates for such Shares shall be issued in the Employee's name. Subject to the restrictions in Section
         8.3 of the Plan, and subject further to such other restrictions or conditions established by the Committee, in its discretion, and set forth in the related Restricted Stock Award Agreement, the Employee shall thereupon be a stockholder with respect to all the Shares represented by such certificate or certificates and shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions paid with respect to such Shares. In aid of the restrictions in Section 8.3 of the Plan and in the related Restricted Stock Award Agreement, the certificate or certificates for Shares awarded hereunder, together with a suitably executed stock power signed by such recipient Employee, shall be held by the

         Company in its control for the account of such Employee (i) until the restrictions in Section 8.3 of the Plan and in the related Restricted Stock Award Agreement lapse pursuant to the Plan or the Restricted Stock Award Agreement, at which time a certificate for the appropriate number of Shares (free of all restrictions imposed by the Plan or the Restricted Stock Award Agreement) shall be delivered to the Employee, or (ii) until such Shares are forfeited to the Company and canceled as provided by the Plan or the Restricted Stock Award Agreement.

                  8.3 RESTRICTIONS. Except as otherwise determined by the Committee in its sole discretion, each Share issued pursuant to a Restricted Stock Award Agreement shall be subject, in addition to any other restrictions set forth in the related Restricted Stock Award Agreement, to the following restrictions until such restrictions have lapsed pursuant to Section 8.4 of the Plan;

                           (a) Disposition. The Shares awarded to an Employee and held by the Company pursuant to Section 8.2 of the Plan, and the right to vote such Shares or receive dividends on such Shares, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of; provided, however, that such Shares may be transferred upon the death of the Employee to the Employee's Successor. Any transfer or purported transfer of such Shares in violation of the restrictions outlined in this Section 8.3 shall be null and void and shall result in the forfeiture of the Shares transferred or purportedly transferred to the Company without notice and without consideration.

                           (b) Forfeiture. The Shares awarded to an Employee and held by the Company pursuant to Section 8.2 of the Plan shall be forfeited to the Company without notice and without consideration therefor immediately upon the termination of the Employee's employment with the Company and all Subsidiaries of the Company for any reason whatsoever.

                  8.4 LAPSE OF RESTRICTIONS. Except as otherwise determined by the Committee in its sole discretion, the restrictions set forth in
         Section 8.3 of the Plan on Shares issued under a Restricted Stock Award shall lapse on, and certificates for the Shares held for the account of the Employee in accordance with Section 8.2 of the Plan hereof shall be appropriately distributed to the Employee as soon as reasonably practical after, the earliest of:

                           (a)      the Employee's death;

                           (b) the termination of the Employee's employment by reason of the Employee being "disabled" or defined in
                  Section 22(e)(3) of the Code;

                           (c) the Employee's early, normal or late retirement pursuant to the retirement plans of the Company or any of its Subsidiaries;

                           (d)      the Employee's attainment of age sixty-five
                  (65);

                           (e) the termination of the Employee's employment by the Employee for Good Reason (as defined in the related Restricted Stock Award Agreement) or by the Company other than for Cause (as defined in the related Restricted Stock Award Agreement); or

                           (f) (i) the first anniversary of the date of grant with respect to one-third (1/3) of the Shares originally awarded, (ii) the second anniversary of the date of grant with respect to an additional one-third (1/3) of the Shares originally awarded, and (iii) the third anniversary of the date of grant with respect to the balance of the Shares originally awarded.

                  8.5 SURRENDER OF OPTIONS OR RESTRICTED STOCK GRANTED IN TANDEM. If the Restricted Stock Award Agreement related to the grant of a Restricted Stock Award in tandem with an Option provides that the Option can only be exercised in lieu of the scheduled vesting for he Restricted Stock Award, then, upon vesting of the Shares subject to the Restricted Stock Award, the related Option or portion thereof with respect to which such Restricted Stock Award becomes vested shall be deemed surrendered and shall not thereafter be exercisable and, similarly, upon exercise of the Option, the Shares subject to the related Restricted Stock Award or portion thereof with respect to which such Option is exercised shall be deemed forfeited to the Company and shall be canceled as provided by the Plan or the Restricted Stock Award Agreement.

         9. STOCK BONUS AWARDS. Stock Bonus Awards may be granted under the Plan with respect to Shares, and shall be granted, subject to the provisions of the Plan, upon such terms and conditions as the Committee may determine in its discretion. The Committee, in its discretion, may require the Employees to whom Stock Bonus Awards are granted to pay the Company an amount equal to the aggregate par value of the Shares to be issued to such Employees. Subject to the Employee delivering in cash or by check the amounts, if any, required to be paid pursuant to this Section 9 or pursuant to Section 20 of the Plan (relating to taxes), a certificate or certificates for such Shares shall be issued in the Employee's name as soon as reasonably practicable following the date of grant, or if such payments are required, following the date of such payments. The Company shall deliver such certificate or certificates to the Employee and the

Employee shall thereupon be a stockholder with respect to all Shares represented by such certificate or certificates and shall have all the rights of a stockholder with respect to such Shares.

         10.      PERFORMANCE PLAN AWARDS.

                           (a) Performance Plan Awards. Performance Plan Awards may be granted under the Plan in such form as the Committee may from time to time approve. Performance Plan Awards may be granted alone, in addition to or in tandem with other Awards under the Plan. Subject to the terms of the Plan, including the terms of the Plan applicable to any underlying type of Award that is the subject of a Performance Plan Award (i.e., an Option, a Reload Option, a Restricted Stock Award, a Restricted Stock Award granted in tandem with an Option or a Stock Bonus Award, as the case may be), the Committee shall determine the number of Performance Plan Awards to be granted to an Employee, the terms and conditions applicable to any particular Performance Plan Award made to an Employee and, in the case of a performance Plan Award of units, the monetary amount represented by each such unit.

                           (b) Performance Goals and Performance Periods. A Performance Plan Award shall provide that in order for an Employee to vest, in whole or in part, in such Performance Plan Award the Company and/or the Employee must achieve certain individual and/or aggregate performance criteria ("Performance Goals") over a designated performance period ("Performance Period"). The Performance Goals and Performance Period shall be established by the Committee, in its sole discretion. The Committee may also establish a schedule or schedules for any such Performance Period setting forth the portion of the

                  Performance Plan Award which will be earned or forfeited based on the degree of achievement of the Performance Goals actually achieved or exceeded. In setting Performance Goals the Committee may use such measures as cumulative or non-cumulative return on equity, earnings growth, revenue growth or such other individual and/or aggregate measure or measures of performance in such manner as it deems appropriate. During the Performance Period, the Committee, except as provided otherwise in the Award Agreement evidencing the Performance Plan Award, shall have the authority to adjust upward or downward the Performance Goals in such manner as it deems appropriate.

                           (c) Payments of Units. An employee who has been granted a Performance Plan Award of units shall be entitled to receive a payment with respect to such units in an amount equal to the number of units earned at the conclusion of the respective Performance Period times the dollar value of each unit. Payment in settlement of such unit shall be made in cash, in Shares, or in any combination thereof, as the Committee in its sole discretion shall determine, and shall be made as soon as practicable following the conclusion of the respective Performance Period and the calculation of the dollar value of such units.

         11. CASH PAYMENTS FOR TAXES. The Committee may, in its sole discretion, provide in an Award Agreement that the Company will make a cash payment to the Employee covered thereby equal to the aggregate of the amount of federal, state and local income taxes which such Employee would be required to pay to each such taxing authority attributable to the realization of taxable income, if any, as a result of the receipt of Shares pursuant to any Award (other than an Incentive Stock Option) granted under the Plan. The Committee may, in its discretion require the

Employee to make an election to be taxed immediately under Section 83(b) of the Code as a condition to receiving such payment. In computing the amount of such payment, it shall be assumed that every Employee granted an Award under the Plan is subject to tax by each taxing authority at the highest marginal tax rate in the respective taxing jurisdiction of such Employee (provided that the highest marginal tax rate for federal income tax purposes shall be determined under
Section 1 of the Code), taking into account the city and state in which such Employee resides, but giving effect to the tax benefit, if any, which such Employee may enjoy to the extent that any such tax is deductible in determining the tax liability of any other taxing jurisdiction (disregarding the effects of Code Section 68 in determining deductibility for federal income tax purposes). Likewise, the Committee may, in its sole discretion, provided in an Award Agreement that the Company will make a cash payment to the Employee covered thereby equal to the amount of excise taxes (i.e., an "excise tax gross-up payment") which such Employee would be required to pay pursuant to Section 4999 of the Code as a result of all or any part of such Employee's Award being treated as an "excess parachute payment" within the meaning of Section 280G(b) of the Code. In addition to the foregoing, the Committee may, in its discretion, increase each cash payment due to an Employee hereunder, such that each Employee who receives Shares and/or an excise tax gross-up payment pursuant to any Award granted under this Plan shall receive such Shares and/or excise tax gross-up payment net of all income and/or excise taxes imposed on such employee on account of the receipt of such Shares and/or excise tax gross-up payment.

         12. DATE OF GRANT. The date of grant of an Award granted hereunder shall be the date on which the Committee acts in granting the Award.

         13.      EXERCISE OF RIGHTS UNDER OPTIONS.

                  13.1 NOTICE OF EXERCISE. An Employee entitled to exercise an Option shall do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other relevant information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment may be made in cash or, with the Committee's approval (which in the case of Incentive Stock Options must be given at the time of grant), in Shares that have been held free and clear of all liens and encumbrances for at least six (6) months valued at Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices or requests provided for herein shall be delivered to the Company' s Secretary, or such other person as the Committee may designate.

                  13.2 CASHLESS EXERCISE PROCEDURES. The Company, in its sole discretion, may establish procedures whereby an Employee, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company; provided, however, that these cashless exercise procedures shall not apply to Incentive Stock Options which are outstanding on the date the Company establishes such procedures unless the application of such procedures to such Options is permitted pursuant to the Code and the regulations thereunder without affecting the Options' qualification under Code Section 422 as Incentive Stock Options. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Employee wishing to utilize the cashless exercise program.

         14. AWARD TERMS AND CONDITIONS. Each Award or each Award Agreement shall contain such other terms and conditions not inconsistent herewith as shall be approved by the Committee. For example, an Award Agreement evidencing an Option may provide for the automatic grant of a Reload Option to an Employee who exercises an Option with Shares.

         15. RIGHTS OF AWARD HOLDER. The holder of an Award shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under the Award, except that (a) an Award holder's rights with respect to a Restricted Stock Award shall be as prescribed in Section 8.2 and (b) stockholder rights with respect to any other Award shall rise at the time and to the extent that one or more certificates for such Shares shall be delivered to the holder upon the due exercise or grant of the Award.

         16. NONTRANSFERABILITY OF AWARDS. An Award shall not be transferable other than:(a) by will or the laws of descent and distribution, and an Award subject to exercise may be exercised, during the lifetime of the holder of the Award, only by the holder or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relations order, as defined in the Code or ERISA or the rules thereunder; provided, however, that an Incentive Stock Option may not be transferred pursuant to a qualified domestic relations order unless such transfer is otherwise permitted pursuant to the Code and the regulations thereunder without affecting the Option's qualification under Code
Section 422 as an Incentive Stock Option.

         17. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares subject to Awards theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but need not, include payment to the holder of an Option in cash or in Shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option as equitably determined by the Committee). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion; provided, however, that to the extent applicable, any adjustment of an Incentive Stock Option shall be made in a manner consistent with Section 424 of the Code. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Award.

         18. UNUSUAL CORPORATE EVENT. Notwithstanding anything to the contrary herein or in an Award Agreement, in the case of an unusual corporate event such as a liquidation, merger, reorganization (other than a reorganization as defined by Section 368(a)(1)(F) of the Code), or other business combination, acquisition or change in the control of the Company through a tender offer or otherwise, the Board may, in its sole discretion, determine, on a case by case basis, that each Award granted under the Plan shall terminate upon the later of
(i) the thirtieth (30th) day after the date that the Award holder receives written notice from the Company of its intention to terminate his Award in connection with such unusual corporate event or (ii) the consummation of such unusual corporate event.

         19. FORMS OF AWARDS. Nothing contained in the Plan nor any resolution adopted or to be adopted by the Board or by the stockholders of the Company shall constitute the granting of any Award. An Award shall be granted hereunder only by action taken by the Committee in granting an Award. Whenever the Committee shall designate an Employee for the receipt of an Award, the Company' s Secretary, or such other person as the Committee may designate, shall forthwith send notice thereof to the Employee, in such form as the Committee shall approve, stating the number of Shares subject to the Award, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Award Agreement in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. If the surrender of previously issued Awards is made a condition of the grant, the notice shall set forth the pertinent details of such condition. Execution by the Employee to whom such Award is granted of said Award Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise or receipt of any Award.

         20.      TAXES.

                  20.1 RIGHT TO WITHHOLD REQUIRED TAXES. The Company shall have the right to require a person entitled to receive Shares pursuant to the receipt, vesting or exercise of an Award under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold with respect to such Shares before the certificate for such Shares is delivered pursuant to the Award. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Employee. The Company shall also have the right to deduct from any cash payment payable to a person pursuant to an Award the amount of any taxes which the Company is required by law to withhold with respect to such cash payment. If the Employee disposes of Shares acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying disposition under Sections 421 and 422 of the Code, the Employee shall notify the Company of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable then or at any time thereafter to the Employee.

                  20.2 EMPLOYEE ELECTION TO WITHHOLD SHARES. Subject to Committee approval (which in the case of Incentive Stock Options must be given at the time of grant), an Employee may elect to satisfy the tax liability with respect to the exercise of an Option by having the Company withhold Shares otherwise issuable upon exercise of the Option; provided, however, that if an Employee is subject to Section 16(b) of the Exchange Act at the time the Option is exercised, such election must satisfy the requirements of Rule 16b-3.

         21. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date hereof, and an Award shall not be granted under the Plan after that date although the terms of any Awards may be amended at any date prior to the end of its Term in accordance with the Plan. Any Awards outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Award and this Plan.

         22. AMENDMENT OF THE PLAN. The Plan may be amended at anytime and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Section 422 of the Code or Rule 16b-3 would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Award granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Award theretofore granted under the Plan.

         23. DELIVERY OF SHARES ON EXERCISE OR GRANT. Delivery of certificates for Shares pursuant to the grant or exercise of an Award may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require an Employee to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Award or the delivery of any Shares pursuant to an Award.

         24. FEES AND COSTS. The Company shall pay all original issue taxes on the issuance or exercise of any Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

         25. EFFECTIVENESS OF THE PLAN. The Plan shall become effective when approved by the Board. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of all shares represented at a meeting duly held in accordance with Delaware law within twelve (12) months after being approved by the Board, the Plan and all Awards made under it shall be void and of no force and effect. In aid of this provision, any Award granted prior to their approval of the Plan by the Company's stockholders shall be conditioned upon receipt of such approval.

         26. OTHER PROVISIONS. As used in the Plan, and in Awards and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identify of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Awards and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

         27. DELAWARE LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

                                                                       EXHIBIT B

                          2003 NON-EMPLOYEE DIRECTORS'
                              STOCK OPTION PLAN OF
                         MICHAEL ANTHONY JEWELERS, INC.

         1. PURPOSE OF THE PLAN. This 2003 Non-Employee Directors' Stock Option Plan of Michael Anthony Jewelers, Inc. adopted on this 11th day of April 2003, is intended to encourage directors of the Company who are not officers or key employees of the Company or any of its Subsidiaries to acquire or increase their ownership of common stock of the Company. The opportunity so provided is intended to foster in participants an incentive to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, to aid in retaining individuals who put forth such efforts, and to assist in attracting the best available individuals to the Company in the future.

         2. DEFINITIONS. When used herein, the following terms shall have the meaning set forth below:

                  2.1 "BOARD" means the Board of Directors of Michael Anthony Jewelers, Inc.

                  2.2 "CHANGE IN CONTROL" means a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act (as in effect on the date the Plan is adopted by the Board), whether or not the Company is then subject to such reporting requirement; provided, that, without limitation, such a Change in Control shall be deemed to have occurred if:

                           (a) any "person" (as defined in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; provided, however, that a Change in Control shall not be deemed to occur under this clause (a) by reason of the acquisition of securities by the Company or an employee benefit plan (or any trust funding such a plan) maintained by the Company, or by reason of the new issuance of securities directly by the Company; or

                           (b) during any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) there shall cease to be a majority of the Board comprised of Continuing Directors; or

                           (c) (i) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty-one percent (51%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  2.3 "CODE" means the Internal Revenue Code of 1986, as in effect at the time of reference, or any successor revenue code which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Code shall refer to the corresponding provisions of the Code as it may hereafter be amended or replaced.

                  2.4 "COMMITTEE" means the Stock Option Committee of the Board or any other committee appointed by the Board which is invested by the Board with responsibility for the administration of the Plan and whose members meet the requirements for eligibility to serve as set forth in Rule 16b-3, in the Plan and applicable exchange rules.

                  2.5      "COMPANY" means Michael Anthony Jewelers, Inc.

                  2.6 "CONTINUING DIRECTORS" means individuals who at the beginning of any period of two (2) consecutive years (not including any period prior to the adoption of this Plan) constitute the Board and any new director(s) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved.

                  2.7 "DIRECTORS" means directors who serve on the Board and who are not officers or key employees of the Company or any of its Subsidiaries.

                  2.8 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of ERISA shall refer to the corresponding provisions of ERISA as it may hereafter be amended or replaced.

                  2.9 "EXCHANGE ACT" means the Securities Act of 1934, as in effect at the time of reference, or any successor law which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of the Exchange Act shall refer to the corresponding provisions of the Exchange Act as it may be amended or replaced.

                  2.10 "FAIR MARKET VALUE" means with respect to the Shares, the closing price of the Shares on the American Stock Exchange or other national securities exchange, on the last business day prior to the date on which the value is to be determined, as reported in the Wall Street Journal or such other source of quotations for, or report of trading of, the Shares as the Committee may reasonably select from time to time; provided, however, if the Shares are not then traded on such an exchange, but are then traded on the over-the-counter market, Fair Market Value means the mean between the high and low bid and asked prices for the Shares on the over-the-counter market on the last business day prior to the date on which the value is to be determined (or the next preceding day on which sales occurred if there were no sales on such date); provided further, however, if no sales have occurred in the over-the-counter market during the three week period preceding the date on which the value is to be determined, Fair Market Value means the average of the mean between the high and the low bid and asked prices for the Shares on the over-the-counter market for the three (3) month period ending on the last business day prior to the date on which the value is to be determined; provided further, however, if the Shares are reported in the National Market List of the National Association of Securities Dealers, Inc. Automated Quotation System, the closing price shall be substituted above for the mean of the high and low bid and asked prices.

                  2.11 "OPTION" means the right to purchase the number of Shares specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee may impose.

                  2.12 "OPTION AGREEMENT" means a written agreement in such form as may be, from time to time, hereafter approved by the Committee, which shall be duly executed by the Company and the Director and which shall set forth the terms and conditions of an Option under the Plan.

                  2.13 "PLAN" means the 2003 Non-Employee Directors' Stock Option Plan of Michael Anthony Jewelers, Inc.

                  2.14 "REGULATION T" means Part 220, chapter II, title 12 of the Code of Federal Regulations, issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, as amended from time to time, or any successor regulation which may hereafter be adopted in lieu thereof.

                  2.15 "RULE 16B-3" means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission as in effect at the time of reference, or any successor rules or regulations which may hereafter be adopted in lieu thereof, and any reference to any specific provisions of Rule 16b-3 shall refer to the corresponding provisions of Rule 16b-3 as it may hereafter be amended or replaced.

                  2.16 "SHARES" means shares of the Company's $.001 par value common stock or, if by reason of the adjustment provisions contained herein, any rights under an Option under the Plan pertain to any other security, such other security.

                  2.17 "STOCK BONUS AWARDS" means the right to receive Shares as provided in Section 5 of the Plan.

                  2.18 "SUBSIDIARY" OR "SUBSIDIARIES" means any corporation or corporations other than the Company in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessions fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  2.19 "SUCCESSOR" means the legal representative of the estate of a deceased Director or the person or persons who shall acquire the right to exercise or receive an Option by bequest or inheritance or by reason of the death of the Director.

                  2.20 "TERM" means the period during which a particular Option may be exercised.

         3. STOCK SUBJECT TO THE PLAN. There will be reserved for use, upon the exercise of Options to be granted from time to time under the Plan, an aggregate of One Hundred and Fifty Thousand (150,000) Shares, which Shares may be, in whole or in part, as the Board shall from time to time determine, authorized but unissued Shares, or issued Shares which shall have been reacquired by the Company. Any Shares subject to issuance upon exercise of Options but which are not issued because of a surrender, lapse, expiration or termination of any such Option prior to issuance of the Shares shall once again be available for issuance in satisfaction of Options.

         4. ADMINISTRATION OF THE PLAN. The Board shall appoint the Committee, which shall consist of not less than two (2) disinterested directors as defined in Rule 16b-3 and applicable exchange rules. Subject to the provisions of the Plan, the Committee shall have full authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and generally to interpret and determine any and all matters whatsoever relating to the administration of the Plan and the granting of Stock Bonus Awards and Options hereunder. The Board may, from time to time, appoint members to the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. Any action of the Committee may be taken by a written instrument signed by all of the members, and any action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable and shall appoint a Secretary who shall keep minutes of its meetings and records of all action taken in writing without a meeting. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee.

         5.       GRANT OF OPTIONS AND STOCK BONUS AWARDS.

                  5.1 EXISTING DIRECTORS. On each anniversary date of the date each Director was initially elected to the Board, each Director who is still a Director on such anniversary date shall be granted an Option to purchase Five Thousand (5,000) Shares without further action by the Board or the Committee. In addition, on the date of each annual meeting of the shareholders of the Company, each Director who is still a Director after such meeting shall be entitled to a Stock Bonus Award for such number of Shares that have a fair market value of $5,000 in the aggregate. No fractional Shares shall be issued under the Plan. Each Director to whom Stock Bonus Awards are issued will be required to pay the Company an amount equal to the aggregate par value of the Shares to be issued to the Director. The Company shall deliver such certificate or certificates to the Director and the Director shall thereupon be a stockholder with respect to all Shares represented by such certificate or certificates and shall have all rights of a stockholder with respect to such Shares.

                  5.2 FUTURE DIRECTORS. Each Director who joins the Board after the date the Plan is approved by the Board shall be granted an Option on the first day of his initial term on the Board to purchase Five Thousand (5,000) Shares without further action by the Board or the Committee. On each anniversary date thereafter, each such Director who is still a Director on such anniversary date shall be granted an Option to purchase Five Thousand (5,000) Shares without further action by the Board or the Committee.

                  5.3 LIMITATIONS. Notwithstanding anything to the contrary herein, no Director shall receive Options to acquire, and Stock Bonus Awards for, more than One Hundred Thousand (100,000) Shares in the aggregate under this Plan and the 1993 Non-Employee Directors' Stock Option Plan of the Company. If the number of Shares available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option or Stock Bonus Award to purchase a pro rata number of the remaining Shares available under the Plan; provided further, however, that if such proration results in fractional Shares, then such Option or Stock Bonus Award shall be rounded down to the nearest number of whole Shares.

         6.       BASIC STOCK OPTION PROVISIONS.

                  6.1 OPTION PRICE. The option price per share of any Option granted under the Plan shall be the Fair Market Value of the Shares covered by the Option on the date the Option is granted.

                  6.2      TERMS OF OPTIONS.

                           (a)      Options granted hereunder shall be
                  exercisable for a Term of five (5) years from the date of grant thereof, but shall be subject to earlier termination as hereinafter provided, and

                           (b) Except as otherwise provided in the Plan, prior to its expiration or termination, any Option granted hereunder may be exercised within the following time limitations:

                                    (i)      After one (1) year from the date of
                                             grant, it may be exercised as to
                                             not more than 34% of the Shares
                                             originally subject to the Option.

                                    (ii)     After two (2) years from the date
                                             of grant, it may be exercised as to
                                             not more than an aggregate of 67%
                                             of the Shares originally subject to
                                             the Option.

                                    (iii)    After three (3) years from the date
                                             of grant, it may be exercised as to
                                             any part or all of the Shares
                                             originally subject to the Option.

                  6.3 TERMINATION OF DIRECTORSHIP. In the event a Director ceases to be a member of the Board (other than by reason of death or disability), then (a) an Option may be exercised by the Director (to the extent that the Director was entitled to do so at the termination of his or her directorship) at any time within three (3) months after he or she ceases to be a member of the Board, but not beyond the Term of the Option and (b) the portion of the Option that has not vested as of the date the Director ceases to be a member of the Board shall automatically terminate.

                  6.4 DEATH OR DISABILITY OF DIRECTOR. If a Director dies or becomes disabled while he or she is a member of the Board, an Option may be exercised in full, by his or her Successor in the event of death, or by him or her or his or her personal representative, as the case may be, in the event of disability, at any time within six (6) months after he or she ceases to be a member of the Board on account of such death or disability, but not beyond the Term of the Option. If a Director shall die within three (3) months after the date he or she ceases to be a member of the Board, an Option may be exercised (to the extent the Director shall have been entitled to do so at the time of his or her death), by his or her Successor, at any time within six (6) months after his or her death, but not beyond the Term of the Option, or before the approval of the Plan by the Company's stockholders.

         7.       EXERCISE OF RIGHTS UNDER AWARDS.

                  7.1 NOTICE OF EXERCISE. A Director entitled to exercise an Option may do so by delivery of a written notice to that effect specifying the number of Shares with respect to which the Option is being exercised and any other information the Committee may require. The notice shall be accompanied by payment in full of the purchase price of any Shares to be purchased, which payment shall be made in cash or by certificates of Shares duly endorsed in blank, equal in value to the purchase price of the Shares to be purchased based on their Fair Market Value at the time of exercise or a combination thereof. No Shares shall be issued upon exercise of an Option until full payment has been made therefor. All notices of requests provided for herein shall be delivered to the Company's Chairman of the Board, or such other person as the Committee may designate. No fractional Shares shall be issued.

                  7.2 CASHLESS EXERCISE PROCEDURES. The Company, in its sole discretion, may establish procedures whereby a Director, subject to the requirements of Rule 16b-3, Regulation T, federal income tax laws, and other federal, state and local tax and securities laws, can exercise an Option or a portion thereof without making a direct payment of the option price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion, and from time to time, such administrative procedures and policies as it deems appropriate and such procedures and policies shall be binding on any Director wishing to utilize the cashless exercise program.

         8. RIGHTS OF OPTION HOLDER. The holder of an Option shall not have any of the rights of a stockholder with respect to the Shares subject to purchase or receipt under his or her Option, except to the extent that one or more certificates for such Shares shall be issuable to the holder upon the due exercise of the Option and if the payment in full of the purchase price therefor.

         9. NONTRANSFERABILITY OF OPTIONS. An Option shall not be transferable, other than: (a) by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the holder of the Option, only by the holder, or in the event of death, the holder's Successor, or in the event of disability, the holder's personal representative, or (b) pursuant to a qualified domestic relation order, as defined in the Code or ERISA or the rules thereunder.

         10. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in all of the outstanding Shares by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations or liquidations, or similar events, or in the event of extraordinary cash or non-cash dividends being declared with respect to the Shares, or similar transactions or events, the number and class of Shares available under the Plan in the aggregate, the number and class of Shares subject to Options theretofore granted, applicable purchase prices and all other applicable provisions, shall, subject to the provisions of the Plan, be equitably adjusted by the Committee (which adjustment may, but not need, include payment to the holder of an Option, in cash or in shares, in an amount equal to the difference between the price at which such Option may be exercised and the then current fair market value of the Shares subject to such Option as equitably determined by the Committee). The foregoing adjustment and the manner of application of the foregoing provisions shall be determined by the Committee, in its sole discretion. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an Option.

         11. CHANGE IN CONTROL. Notwithstanding anything to the contrary herein or in any Option Agreement, in the case of a Change in Control, each Option granted under the Plan shall terminate ninety (90) days after the occurrence of such Change in Control, and an Option holder shall have the right, commencing at least five (5) days prior to such Change in Control and subject to any other limitation on exercise of an Option in effect on the date of exercise, to immediately exercise any Option in full, without regard to any vesting limitations, to the extent it shall not have been previously exercised.

         12. FORMS OF OPTIONS. An Option shall be granted hereunder on the date or dates specified in the Plan. Whenever the Plan provides for the receipt of an Option by an Director, the Company's Chairman of the Board or such other person as the Committee shall appoint, shall forthwith send notice thereof to the Director, in such form as the Committee shall approve, stating the number of Shares subject to the Option, its Term, and the other terms and conditions thereof. The notice shall be accompanied by a written Option Agreement, in such form as may from time to time hereafter be approved by the Committee, which shall have been duly executed by or on behalf of the Company. Execution by the Director to whom such Option is granted of said Option Agreement in accordance with the provisions set forth in this Plan shall be a condition precedent to the exercise of any Option.

         13.      TAXES.

                  13.1 RIGHT TO WITHHOLD REQUIRED TAXES. The Company shall have the right to require a person entitled to receive Shares pursuant to the exercise of an Option or Stock Bonus Award under the Plan to pay the Company the amount of any taxes which the Company is or will be required to withhold, if any, with respect to such Shares before the certificate for such Shares is delivered pursuant to the Option or Stock Bonus Award. Furthermore, the Company may elect to deduct such taxes from any other amounts then payable in cash or in shares or from any other amounts payable any time thereafter to the Director.

                  13.2 DIRECTOR ELECTION TO WITHHOLD SHARES. A Director may satisfy the withholding tax liability, if any, with respect to the exercise of an Option or Stock Bonus Award, by having the Company withhold Shares otherwise issuable upon exercise of the Option or Stock Bonus Award if such Director makes an election to do so which satisfies the requirements of applicable law.

         14. TERMINATION OF THE PLAN. The Plan shall terminate ten (10) years from the date hereof, and an Option or Stock Bonus Award shall not be granted under the Plan after that date although the terms of any Option may be amended at any date prior to the end of its Term in accordance with the Plan. Any Option outstanding at the time of termination of the Plan shall continue in full force and effect according to the terms and conditions of the Option and this Plan.

         15. AMENDMENT OF THE PLAN. The Plan may be amended at any time and from time to time by the Board, but no amendment without the approval of the stockholders of the Company shall be made if stockholder approval under Rule 16b-3 or applicable exchange rules would be required. Notwithstanding the discretionary authority granted to the Committee in Section 4 of the Plan, no amendment of the Plan or any Option granted under the Plan shall impair any of the rights of any holder, without the holder's consent, under any Option or Stock Bonus Award theretofore granted under the Plan.

         16. DELIVERY OF SHARES ON EXERCISE. Delivery of certificates for Shares pursuant to an Option or Stock Bonus Award exercise may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable requirements of any federal, state or local law or regulation or any administrative or quasi-administrative requirement applicable to the sale, issuance, distribution or delivery of such Shares. The Committee may, in its sole discretion, require a Director to furnish the Company with appropriate representations and a written investment letter prior to the exercise of an Option or the delivery of any Shares pursuant to an Option or Stock Bonus Award.

         17. FEES AND COSTS. The Company shall pay all original issue taxes on the exercise of any Option or issuance of a Stock Bonus Award granted under the Plan and all other fees and expenses necessarily incurred by the Company in connection therewith.

         18. EFFECTIVENESS OF THE PLAN. The Plan shall become effective when approved by the Board. The Plan shall thereafter be submitted to the Company's stockholders for approval and unless the Plan is approved by the affirmative votes of the holders of shares having a majority of the voting power of all shares either (i) represented at a meeting duly held in accordance with Delaware law within twelve (12) months after being approved by the Board or (ii) obtained by a written consent in accordance with Delaware law within twelve (12) months after being approved by the Board, the Plan and all Options and Stock Bonus Awards made under it shall be void and of no force and effect. In aid of this provision, any Option and Stock Bonus Award granted prior to the approval of the Plan by the Company's stockholders shall be conditioned upon receipt of such approval.

         19. OTHER PROVISIONS. As used in the Plan, and in Option Agreement and other documents prepared in implementation of the Plan, references to the masculine pronoun shall be deemed to refer to the feminine or neuter, and references in the singular or the plural shall refer to the plural or the singular, as the identity of the person or persons or entity or entities being referred to may require. The captions used in the Plan and in such Option Agreement and other documents prepared in implementation of the Plan are for convenience only and shall not affect the meaning of any provision hereof or thereof.

         20. DELAWARE LAW TO GOVERN. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                         MICHAEL ANTHONY JEWELERS, INC.

                                 JUNE 16, 2003





                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



              - Please detach and mail in the envelope provided. -

--------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND
                          "FOR" PROPOSALS 2, 3 AND 4.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
           PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]
--------------------------------------------------------------------------------

1.    ELECTION OF DIRECTORS

                                        NOMINEES
[ ] FOR ALL NOMINEES                    ( ) Michael Wager
                                        ( ) Claudia Hollingsworth
[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (-)
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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]
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
                                                                 FOR          AGAINST         ABSTAIN

2.    Approval of 2003 Michael Anthony Long Term Incentive       [ ]            [ ]             [ ]
      Plan

3.    Approval of 2003 Non-Employee Directors Stock Option       [ ]            [ ]             [ ]
      Plan

4.    Ratification of appointment of BDO Seidman, LLP as         [ ]            [ ]             [ ]
      Michael Anthony's independent auditors


PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE HEREOF.







Please check here if you plan to attend the meeting. [ ]




Signature of Stockholder _____________________________ Date: __________
Signature of Stockholder _____________________________ Date: __________


NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         MICHAEL ANTHONY JEWELERS, INC.
                          PROXY/VOTING INSTRUCTION CARD
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                            MEETING ON JUNE 16, 2003

      The undersigned hereby appoints Allan Corn, Michael A. Paolercio, and Rita
A. Martin-Crowley, for each of them, as proxies, each with the power to appoint his/her substitute and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Michael Anthony Jewelers, Inc. represented hereby and held of record by the undersigned on May 1, 2003 at the annual meeting of stockholders to be held at Michael Anthony's headquarters, 115 South MacQuesten Parkway, Mount Vernon, New York, on June 16, 2003, at 10:00 a.m. and at any postponements or adjournments thereof, upon all other subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder and in accordance with the determination of the named proxies, and any of them, on any other matters that may properly come before the meeting. IF THIS PROXY IS SIGNED AND RETURNED AND NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR LISTED AS PROPOSAL 1 ON THIS CARD,"FOR" APPROVAL OF THE 2003 MICHAEL ANTHONY'S LONG TERM INCENTIVE PLAN LISTED AS PROPOSAL 2 ON THIS CARD, "FOR" APPROVAL OF THE 2003 MICHAEL ANTHONY NON-EMPLOYEE DIRECTOR'S STOCK OPTION PLAN LISTED AS PROPOSAL 3 ON THIS CARD, AND "FOR" RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS MICHAEL ANTHONY'S INDEPENDENT AUDITORS LISTED AS PROPOSAL 4 ON THIS CARD, AND IN ACCORDANCE WITH THE DETERMINATION OF THE NAMED PROXIES, AND ANY OF THEM, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. If you have made any comments on this card, please mark the Comments box below.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

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COMMENTS:



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